Exhibit 4.1
Core Molding Technologies,

Inc.

as Issuer
AND
[_____________]
___________________
Indenture
Dated as of [_________, 20__]
___________________

(continued)
Page

  -i-

ARTICLE I DEFINITION

S

AND OTHER PROVISIONS OF GENERAL APPLICATION ...........

1

Section 104. Acts of Holders .....................................................................................................

8
Section 105. Notices, Etc to Trustee and Company ...................................................................

9
Section 106. Notice to Holders; Waiver .................................................................................. 10
Section 107. Conflict With Trust Indenture Act ......................................................................

10
Section 108. Effect of Headings and Table of Contents ..........................................................

10
Section 109. Successors and Assigns ...................................................................................... 10
Section 110. Separability Clause ............................................................................................. 10
Section 111. Benefits of

Indenture .......................................................................................... 10
Section 112. Governing Law ................................................................................................... 10
Section 113. Waiver

of Jury Trial ............................................................................................

10
Section 114. Legal Holidays ....................................................................................................

10
Section 115. Rules by Trustee and Agents .............................................................................. 11
Section 116. No Recourse Against Others ...............................................................................

11
ARTICLE II SECURITY FORMS .....................................................................................................

11
Section 201. Forms Generally ................................................................................................. 11
Section 202. Form of Trustee’s

Certificate of Authentication .................................................

11
ARTICLE III THE

SECURITIES ....................................................................................................... 12
Section 301. Amount Unlimited; Issuable in Series ................................................................

12
Section 302. Denominations ....................................................................................................

16
Section 303. Execution, Authentication, Delivery and Dating ................................................

16
Section 304. Temporary Securities ..........................................................................................

17
Section 305. Registration, Registration of Transfer and Exchange .........................................

18
Section 306. Mutilated, Destroyed, Lost and Stolen Securities ...............................................

19
Section 307. Payment of Interest; Interest Rights Preserved ...................................................

19

Section 311. Global Securities; Exchanges; Registration and Registration of Transfer ..........

22
Section 312. Extension of Interest Payment ............................................................................

23
Section 313. CUSIP Numbers and ISINs ................................................................................ 23
ARTICLE IV SATISFACT

ION AND DISCHARGE .........................................................................

23
Section 401. Satisfaction and Discharge of Indenture .............................................................

23
Section 402. Application of Trust Money ............................................................................... 24
Section 403. Satisfaction, Discharge and Defeasance of Securities of Any Series .................

25
ARTICLE V REMEDIES ...................................................................................................................

26
Section 501. Events of Default ................................................................................................ 26
Section 502. Acceleration of Maturity; Rescission and Annulment ........................................

27
Section 503. Collection of Indebtedness and Suits for Enforcement by Trustee .....................

29
Section 504. Trustee May File Proofs of Claim ...................................................................... 29
Section 505. Trustee May Enforce Claims Without Possession of Securities or
Coupons ..............................................................................................................

30
Section 506. Application of Money Collected .........................................................................

30
Section 507. Limitation on Suits.............................................................................................. 30
Section 508. Unconditional Right of Holders to Receive Principal, Premium and
Interest ................................................................................................................ 31

(continued)
Page

  -ii-

Section 509. Restoration of Rights and Remedies ...................................................................

31
Section 510. Rights and Remedies Cumulative .......................................................................

31
Section 511. Delay or Omission Not Waiver

.......................................................................... 31
Section 512. Control by Holders.............................................................................................. 31
Section 513. Waiver

of Past Defaults ......................................................................................

32
Section 514. Undertaking for Costs .........................................................................................

32
Section 515. Waiver

of Stay or Extension Laws .....................................................................

32
ARTICLE VI THE

TRUSTEE............................................................................................................. 33
Section 601. Certain Duties and Responsibilities ....................................................................

33
Section 602. Notice of Defaults ...............................................................................................

34
Section 603. Certain Rights of Trustee ....................................................................................

34
Section 604. Not Responsible for Recitals or Issuance of Securities ......................................

36
Section 605. May Hold Securities ........................................................................................... 36
Section 606. Money Held in Trust ...........................................................................................

36
Section 607. Compensation and Reimbursement .................................................................... 36
Section 608. Disqualification; Conflicting Interests ................................................................

37
Section 609. Corporate Trustee Required; Eligibility ..............................................................

37
Section 610. Resignation and Removal; Appointment of Successor .......................................

37
Section 611. Acceptance of Appointment by Successor ......................................................... 38
Section 612. Merger, Conversion, Consolidation or Succession to Business ..........................

39
Section 613. Preferential Collection of Claims Against Company ..........................................

40
Section 614. Appointment of Authenticating Agent................................................................ 40
ARTICLE VII HOLDERS’

LISTS AND REPORTS BY TRUSTEE AND COMPANY

.................... 42
Section 701. Company to Furnish Trustee Names and Addresses of Holders ........................ 42
Section 702. Preservation of Information; Communications to Holders .................................

42
Section 703. Reports by Trustee ..............................................................................................

43
Section 704. Reports by Company .......................................................................................... 44
ARTICLE VIII CONSOLIDATION,

MERGER, CONVEYANCE OR TRANSFER .......................... 45
Section 801. Company May Consolidate, Etc Only on Certain Terms ................................... 45
Section 802. Successor Corporation Substituted .....................................................................

45
ARTICLE IX SUPPLEMEN

TAL INDENTURES ..............................................................................

46
Section 901. Supplemental Indentures Without Consent of Holders....................................... 46
Section 902. Supplemental Indentures With Consent of Holders ............................................

47
Section 903. Execution of Supplemental Indentures ...............................................................

49
Section 904. Effect of Supplemental Indentures...................................................................... 49
Section 905. Conformity With Trust Indenture Act ................................................................ 49
Section 906. Reference in Securities to Supplemental Indentures........................................... 49
Section 907. Revocation and Effect of Consents .....................................................................

49
Section 908. Modification Without Supplemental Indenture .................................................. 50
ARTICLE X COVENANTS ...............................................................................................................

50

Section 1004. Corporate Existence ............................................................................................

53
Section 1005. Defeasance of Certain Obligations ..................................................................... 53
Section 1006. Statement by Officers as to Default ....................................................................

54
Section 1007. Waiver

of Certain Covenants ..............................................................................

55
Section 1008. Maintenance of Properties .................................................................................. 55
ARTICLE XI REDEMPTIO

N

OF SECURITIES

............................................................................... 56

(continued)
Page

  -iii-

Section 1101. Applicability of Article .......................................................................................

56
Section 1102. Election to Redeem; Notice to Trustee ............................................................... 56
Section 1103. Selection by Trustee of Securities to Be Redeemed ........................................... 56
Section 1104. Notice of Redemption .........................................................................................

56
Section 1105. Securities Payable on Redemption Date .............................................................

58
Section 1106. Securities Redeemed in Part ............................................................................... 58
ARTICLE XII SINKING

FUNDS ........................................................................................................ 58
Section 1201. Applicability of Article .......................................................................................

58
Section 1202. Satisfaction of Sinking Fund Payments With Securities .................................... 58
Section 1203. Redemption of Securities for Sinking Fund ........................................................

59
ARTICLE XIII REPAYMENT

OF SECURITIES AT OPTION OF HOLDERS ................................. 59
Section 1301. Applicability of Article .......................................................................................

59
Section 1302. Notice of Repayment Date ..................................................................................

59
Section 1303. Securities Payable on Repayment Date .............................................................. 60
Section 1304. Securities Repaid in Part .....................................................................................

61
ARTICLE XIV MISCELLANEOUS

...................................................................................................... 61
Section 1401. Trust Indenture Act Controls .............................................................................. 61
Section 1402. Force Majeure .....................................................................................................

61
Section 1403. No Adverse Interpretation of Other Agreements ................................................

61
Section 1404. Severability .........................................................................................................

61
Section 1405. Counterpart Originals ......................................................................................... 61
Section 1406. Table

of Contents, Headings, etc ........................................................................

61
Section 1407. U.S.A. Patriot Act ...............................................................................................

61

(continued)
Page

  -i-

Core

Molding

Technologies,

Inc.
Reconciliation

and tie

between

Trust Indenture

Act of

1939 and
Indenture,

dated as

of , 20__

Trust Indenture

Act Section

Indenture Sections
§ 310(a)(1)

609

(a)(2)

609

(a)(3)

Not Applicable

(a)(4)

Not Applicable

(a)(5)

609

(b)

608

610
§ 311(a)

613

(b)

613

(b)(2)

703(a)(2)

703(b)
§ 312(a)

701

702(a)

(b)

702(b)

(c)

702(c)
§ 313(a)

703(a)

(b)

703(b)

(c)

703(a), 703(b)

(d)

703(c)
§ 314(a)

704

(b)

Not Applicable

(c)(1)

102

(c)(2)

102

(c)(3)

Not Applicable

(d)

Not Applicable

(e)

102
§ 315(a)

601(a)

(b)

602

703(a)(7)

(c)

601(b)

(d)

601(c)

(d)(l)

601(a)(i)

(d)(2)

601(c)(ii)

(d)(3)

601(c)(iii)

(e)

514
§ 316(a)

101

(a)(1)(A)

502

512

(a)(1)(B)

513

(a)(2)

Not Applicable

(b)

508

(c)

104(g)
§ 317(a)(l)

503

(a)(2)

504

(b)

1003
§ 318(a)

107

(continued)
Page

  -ii-

Note:

This reconciliation and tie shall not, for any purpose, be

deemed to be a part of the Indenture.

INDENTURE, dated as

of [____________, 20__],

between CORE MOLDING

TECHNOLOGIES,
INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the
“Company”), having its

principal office

at 800

Manor Park Drive,

Columbus, Ohio 43228,

and
[__________________], having one of

its Corporate offices

at [____________] (herein called

the
“Trustee”).
RECITALS OF THE COMPANY
The Company has duly authorized

the execution and delivery of

this Indenture to provide for

the
issuance from time

to time

of its

unsecured debentures, notes

or other

evidences of

indebtedness (each
herein called a “Security”

or collectively the “Securities”), in

an unlimited aggregate principal amount

to
be issued in one or more series as in this Indenture provided.
All things necessary to make this Indenture

a valid agreement of the Company, in accordance with
its terms, have been done.
NOW, THEREFORE, THIS INDENTURE WITNESSETH:
For and in consideration of the premises and the purchase of the Securities by the Holders thereof,
it is mutually covenanted

and agreed, for the

equal and proportionate

benefit of all Holders

of the Securities
or of any series thereof, as follows:
ARTICLE I

DEFINITIONS AND OTHER PROVISIONS OF GENERAL

APPLICATION
Section 101.

Definitions .
For all purposes

of this Indenture,

except as otherwise

expressly provided or

unless the context
otherwise requires;
(1) the

terms defined in

this Article have

the meanings assigned

to them in

this Article and
include the plural as well as the singular;
(2) all

other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them

therein;
(3) all

accounting terms not otherwise defined

herein have the meanings

assigned to them in
accordance with

generally accepted

accounting principles,

and, except

as otherwise

herein expressly
provided, the term “generally accepted accounting principles” with respect to any computation required or
permitted hereunder shall mean such

accounting principles as are

generally accepted in the

United States
at the date

of such computation

or, at

the election of

the Company from

time to time,

at the date

of the
execution and delivery of this Indenture;
(4) the

word “or” is not exclusive; and
(5) the

words “herein”, “hereof” and

“hereunder” and other

words of similar import

refer to
this Indenture as a whole and not to any particular Article, Section or other subdivision.
Certain terms, used principally in Article VI, are defined in that Article.
“ Act ”, when used with respect to any Holder, has the meaning specified in Section 104 .
“ Affiliate
” of

any specified

Person means

any other

Person directly

or indirectly

controlling or
controlled by or under

direct or indirect common control

with such specified Person. For

the purposes of
this definition, “control”

when used with

respect to any

specified Person means

the power to

direct the
management and policies of

such Person, directly or

indirectly, whether through

the ownership of voting

securities, by contract

or otherwise; and

the terms “controlling”

and “controlled” have

meanings correlative
to the foregoing.
“ Authenticating Agent
” means any Person authorized

by the Trustee to act on behalf

of the Trustee
to authenticate Securities.
“ Authorized Newspaper
” means a newspaper of general

circulation, in an official language of

the
country of

publication or

in the

English language,

customarily published

on a

daily basis

(including
newspapers published on a daily basis except not published on Legal Holidays, as defined in Section 113 )
in such

country. Whenever

successive weekly

publications in

an Authorized

Newspaper are

required
hereunder, they may be made (unless

otherwise expressly provided herein)

on the same or

different days of
the week and in the same or different Authorized Newspapers.
“ Authorized Officer
” means

the Chairman

of the

Board, its

Vice Chairman,

the President,

any
Senior Vice

President, any

Vice President,

the Treasurer,

any Assistant

Treasurer, the

Secretary, any
Assistant Secretary or any other

officer or agent of the

Company duly authorized by

the Board of Directors
to act in respect of matters relating to this Indenture.
“ Board of Directors
” means either the

board of directors of

the Company or any

duly authorized
committee of that board.
“ Board Resolution
” means a

copy of a

resolution certified by

the Secretary or

an Assistant Secretary
of the Company to have been duly

adopted by the Board of Directors and

to be in full force and

effect on
the date of such certification, and delivered to the Trustee.
“ Business Day
”, when used with respect

to any Place of Payment

or any other particular location
specified in

the Securities

or this

Indenture, means

each Monday,

Tuesday, Wednesday,

Thursday and
Friday which is not a

day on which banking

institutions in that Place of

Payment such other location,

or the
city in which

the Corporate Trust

Office of the

Trustee is

located, are authorized

or obligated by

law to
close, except as may be otherwise specified as contemplated by Section 301 .
“ Code ” means the Internal Revenue Code of 1986, as amended.
“ Commission
” means the Securities and Exchange Commission, as from time to time constituted,
created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is

not existing and

performing the duties

now assigned to

it under the

Trust Indenture
Act, then the body performing such duties at such time.
“ Company
” means the

Person named as

the “Company” in

the first paragraph

of this instrument
until a successor Person

shall have become

such pursuant to the

applicable provisions of

this Indenture, and
thereafter “Company” shall mean such successor Person.
“ Company Request ” or “ Company Order
” means a written request or

order signed in the name of
the Company by an Authorized Officer and delivered to the Trustee.
“ Corporate Trust Office
” means the principal office of the Trustee

at which at any particular time
its corporate trust business shall

be administered and, with respect

to the Trustee

is located, at the date

as
of which

this Indenture is

dated, at

625 Marquette Avenue

South, MAC

N9311-110, Minneapolis,

MN
55479.
“ Corporation
” includes

corporations, associations,

joint stock

companies, limited

liability
companies and business trusts.
“ Defaulted Interest ” has the meaning specified in Section 307 .
“ Depository
” means, with

respect to any

series of

Securities issuable or

issued in the

form of a
Global Security,

an entity named

as such in

the Indenture, or,

if no entity

is so named,

an entity,

if any,
named by the Company as such by Board

Resolution, or its successor. The

Depository is the entity which

holds a Global Security, if

any, and operates the computerized

book-entry system through

which ownership
interests in the Securities are recorded. Such entity shall at all times be a registered clearing agency under
the Securities Exchange

Act of 1934,

as amended, and

in good standing

thereunder or,

in the case

of an
entity that holds a

Global Security issued outside

of the United States,

such entity shall at

all times be in
compliance with any

applicable registration requirements

and in

good standing under

application
regulations.
“ Dollar ” or “ $
” means a

dollar or other

equivalent unit in

such coin or

currency of the

United States
as at the time shall be legal tender for the payment of public and private debts.
“ Eligible Obligations ” means:
(a)

with respect to Securities denominated

in Dollars, U.S. Government Obligations;
or
(b)

with respect

to Securities

denominated in

a currency

other than

Dollars or

in a
composite currency, such other obligations

or instruments as shall

be specified with respect

to such
Securities, as contemplated by Section 301(24) .
“ Event of Default ” has the meaning specified in Section 501 .
“ Global Security ” means a Security, if any, issued to evidence all or a part of a series of Securities in accordance with Section 301 .
“ Holder ” or “ Securityholder
” means a

Person in whose

name a Security

is registered in

the Security
Register.
“ Indenture
” means

this instrument

as originally

executed or

as it

may from

time to

time be
supplemented or

amended by

one or

more indentures

supplemental hereto

entered into

pursuant to

the
applicable provisions hereof

and shall

include the terms

of particular

series of

Securities established as
contemplated by Section 301 .
“ Indexed Security
” means a Security the terms of which provide that the

principal amount thereof
payable at Stated Maturity may be more or less than

the principal face amount thereof at original issuance.
“ Interest ” means, when used with reference to the Securities, any interest payable under the terms of the Securities, including Defaulted Interest, if any, and additional interest, if any.
“ Interest Payment Date
”, when used with respect to any Security, means the Stated Maturity of an
installment of interest on such Security.
“ Maturity
”, when used with respect to any Security, means the date on which the principal of such
Security or an installment of principal

becomes due and payable as therein or

herein provided, whether at
the Stated Maturity

or by declaration

of acceleration, upon

call for redemption,

exercise of repayment

option
or otherwise.
“
Officer’s

Certificate
” means a

certificate signed by

an Authorized Officer

and delivered to

the
Trustee.
“ Opinion of Counsel
” means a written opinion of

counsel, who may be an employee

of, or counsel
for, the Company or an

Affiliate of the Company

or the Trustee, and who

shall be acceptable

to the Trustee.
“ Original Issue Discount Security
” means any Security

that provides for

an amount less than

the
principal amount thereof to be due

and payable upon a declaration of

acceleration of the Maturity thereof
pursuant to Section 502 .
“ Outstanding
”, when used

with respect to

Securities, means, as

of the date

of determination, all
Securities theretofore authenticated and delivered under this Indenture, except:

(a)

Securities theretofore

cancelled by

the Trustee

or delivered

to the

Trustee for
cancellation;
(b)

Securities or portions thereof for

whose payment or redemption (a)

money in the
necessary amount has been theretofore

deposited with the Trustee or any Paying

Agent (other than
the Company) in trust

or set aside and segregated

in trust by the

Company (if the Company shall
act as

its own

Paying Agent)

for the

Holders of

such Securities

or (b)

Eligible Obligations

as
contemplated by Sections 401

and
403

in the necessary

amount have been

theretofore deposited
with the

Trustee, in

trust, for

the Holders

of such

Securities (whether

or not

the Company’s
indebtedness in respect thereof shall

be satisfied and discharged

for purposes of this

Indenture or
otherwise), provided that,

if such Securities

are to be

redeemed, notice of

such redemption has

been
duly given

pursuant to

this Indenture

or provision

therefor satisfactory to

the Trustee

has been
made; and
(c)

Securities that have been

paid pursuant to
Section 306

or in exchange for

or in lieu
of which other

Securities have been authenticated

and delivered pursuant to

this Indenture, other
than any

such Securities

in respect

of which

there have

been presented

to the

Trustee proof
satisfactory to it and the Company that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;
provided , however
, that

in determining

whether the

Holders of

the requisite

principal amount

of the
Outstanding Securities have given any request, demand,

authorization, direction, notice, consent or waiver
hereunder,
(d)

Securities owned by the Company or any other obligor upon the Securities or any
Affiliate of

the Company or

of such

other obligor (unless

the Company,

such Affiliate

or such
obligor owns (i) all

Securities Outstanding under this Indenture

or (ii) except for

the purposes of
actions to be taken

by Holders of more

than one series or

Tranche voting as a class,

all Outstanding
Securities of each

such series and

each such Tranche,

as the case

may be, determined

without regard
to this clause) shall be disregarded and deemed not

to be Outstanding, except that, in determining
whether the Trustee

shall be protected

in relying upon

any such request,

demand, authorization,
direction, notice, consent

or waiver,

only Securities which

a Responsible Officer

of the Trustee
knows to be

so owned shall

be so disregarded.

Securities so owned

which have been

pledged in
good faith

may be

regarded as

Outstanding if

the pledgee

establishes to

the satisfaction

of the
Trustee the pledgee’s

right so to act with respect to

such Securities and that the pledgee is not

the
Company or any other

obligor upon the Securities

or any Affiliate of the

Company or of such

other
obligor;
(e)

in determining whether the Holders of the requisite

principal amount of Securities
of any series or Tranche have

concurred in any direction, waiver or consent, the

principal amount
of Original Issue Discount Securities

that shall be deemed to be

outstanding shall be the amount

of
the principal

thereof that

would be

due and

payable as

of the

date of

such determination

upon
acceleration of the maturity thereof pursuant to Section 502 ;
(f)

in the

case of any

Security the

principal of

which is

payable from time

to time
without presentment or surrender, the principal

amount of such Security that

shall be deemed to be
Outstanding at any

time for all

purposes of this

Indenture shall be

the original principal

amount
thereof less the aggregate amount of principal thereof theretofore paid; and
(g)

the principal amount

of any Security

which is denominated

in a currency

other than
Dollars or in a composite currency that shall be deemed to be Outstanding for such purposes shall be the amount of

Dollars that could have been

purchased by the principal amount

(or, in the

case

of an Original

Issue Discount Security,

the Dollar equivalent

on the date

determined as set

forth
below of the amount determined as provided

in (x) above) of such currency or

composite currency
evidenced by such

Security, in

each such case

certified to the

Trustee in

an Officer’s

Certificate
based (i) on

the average of

the mean of

the buying and

selling spot rates

quoted by three

banks
which are

members of the

New York

Clearing House Association

selected by

the Company in
effect at

11:00 A.M.

(New York

time) in The

City of New

York on

the fifteenth Business

Day
preceding any

such determination

or (ii)

if on

such fifteenth

Business Day it

is not

possible or
practicable to obtain such

quotations from such three

banks, on such other

quotations or alternative
methods of determination that shall be as consistent as practicable with the method set forth in (i)
above.
“ Paying Agent
” means any Person, including

the Company, authorized by the Company to pay the
principal of (and premium, if any) or interest on any Securities on behalf of the Company.
“ Periodic Offering
” means an offering of Securities of

a series from time to time any or

all of the
specific terms of which Securities, including without limitation the rate or rates of interest, if any, thereon,
the Stated Maturity or Maturities thereof and the redemption provisions, if any, with respect thereto, are to
be determined

by the

Company or its

agents from time

to time

subsequent to

the initial

request for

the
authentication and delivery

of such Securities by

the Trustee, all as contemplated

in
Section 301

and clause
(2) of Section 303 .
“ Person
” means any

individual, corporation, partnership,

limited liability company,

partnership,
joint venture, association,

joint-stock company,

trust, unincorporated organization

or government or

any
agency or political subdivision thereof.
“ Place of Payment
”, when used with

respect to the Securities

of any series, or

any Tranche thereof,
means the place or

places where the principal

of (and premium,

if any) and interest,

if any, on the Securities
of that series or Tranche are payable as specified as contemplated by Section 301 .
“ Predecessor Security
” of any particular Security means every previous Security

evidencing all or
a portion

of the

same debt

as that

evidenced by

such particular

Security, and,

for the

purposes of

this
definition, any

Security authenticated

and delivered

under
Section 306

in exchange

for or

in lieu

of a
mutilated, destroyed, lost

or stolen Security

shall be deemed

to evidence the

same debt as

the mutilated,
destroyed, lost or stolen Security.
“ Redemption Date ”, when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to Section 301

of this Indenture.
“ Redemption Price
”, when used

with respect to

any Security to

be redeemed, means

the price at
which it is to be redeemed pursuant to this Indenture, exclusive of accrued and unpaid interest, if any.
“ Registered Security
” means any

Security issued hereunder

and registered by

the Security Registrar
or any recorded interest in a Global Security issued hereunder.
“ Regular Record Date
” for the interest payable on any Interest

Payment Date on the Securities of
any series means the date specified for that purpose as contemplated by Section 301 .
“ Repayment Date
”, when used with respect

to any Security of any

series to be repaid or
repurchased, means the date, if

any, fixed for such repayment or for such

repurchase (whether at the option
of the Holders or otherwise) pursuant to Section 301

of this Indenture.
“ Repayment Price
”, when used with respect

to any Security of any

series to be repaid, means

the
price, if any, at which it is to be repaid pursuant to Section 301 .
“ Responsible Officer
”, when

used with

respect to

the Trustee,

means any

officer or

authorized
representative of the Trustee within the Corporate Trust Office of the Trustee with direct responsibility for the administration of

this Indenture and

also, with respect

to a particular

matter, any other

officer of the

Trustee to

whom such

matter is

referred because

of such

officer’s knowledge

and familiarity

with the
particular subject.
“ Security
” or

“
Securities
” has

the meaning stated

in the

first recital

of this

Indenture and

more
particularly means any Security or Securities authenticated and delivered under this Indenture.
“ Security Register ” and “ Security Registrar
” have

the respective meanings

specified in
Section
305 .
“ Senior Securities ” means Securities other than Subordinated Securities.
“ series
” or

“
series of

Securities
” means

a series

of Securities

issued under

this Indenture

as
determined by Board Resolution or as otherwise determined under this Indenture, and except as otherwise provided in Section 608 .
“ Special Record Date
” for the payment

of any Defaulted Interest

means a date fixed

by the Trustee
pursuant to Section 307 .
“ Stated Maturity
”, when used with

respect to any Security or

any installment of principal

thereof
or interest thereon,

means the date

specified in such

Security as the

fixed date on

which the principal

of
such Security or such installment of principal or interest is due and payable.
“ Subordinated Securities
” means Securities

that by the

terms established pursuant

to Subsection
301(10) are subordinate to any specified debt of the Company.
“ Subsidiary
” means (i)

any corporation, association

or other business

entity of which

more than
50% of the outstanding total voting stock entitled (without

regard to the occurrence of any contingency) to
vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or
indirectly, by the Company or by

one or more other

Subsidiaries, or by

the Company and one

or more other
Subsidiaries or (ii) any partnership the sole

general partner or the managing

general partner of which is the
Company or a Subsidiary of

the Company or the only

general partners of which are

the Company or of one
or more Subsidiaries

of the Company

(or any

combination thereof). For

the purposes of

this definition,
“voting stock” means, in the

case of a corporation, stock

which ordinarily has voting

power for the election
of directors, whether at all times

or only so long as no

senior class of capital stock has such

voting power
by reason of any contingency, in the case of an association or business entity,

any and all shares, interests,
participations, rights

or other

equivalents (however

designated) of

corporate stock,

in the

case of

a
partnership or limited liability company, partnership or membership interests (whether general or limited), and any other interest or participation

that confers on a Person the

right to receive a share of

the profits and
losses of, or distributions of assets of, the issuing Person.
“ Tranche
” means a

group of Securities

which (a) are

of the same

series and (b)

have identical terms
except as to principal amount or date of issuance.
“ Trustee
” means the Person named as

the “Trustee” in the first paragraph of this instrument

until a
successor Trustee shall have been appointed

with respect to one or

more series of Securities pursuant

to the
applicable provisions of this Indenture, and thereafter “Trustee” shall mean or include each Person who is
then a Trustee

hereunder, and if

at any time

there is more

than one such

Person, “Trustee” as

used with
respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.
“ Trust Indenture Act
” means the Trust Indenture

Act of 1939 as

in force at the date

as of which this
instrument was executed, except as provided in Section 905 .
“ U.S. Government Obligations
” means (a) direct obligations of the

United States for the payment
of which its

full faith and credit

is pledged, or obligations

of a Person controlled

or supervised by

and acting
as an agency

or instrumentality of

the United States

and the payment

of which is

unconditionally guaranteed
by the United States

and (b) certificates, depositary receipts

or other instruments which evidence

a direct
ownership interest

in obligations

described in

clause (a)

above or

in any

specific interest

or principal

payments due

in respect

thereof; provided,

however, that

the custodian

of such

obligations or

specific
interest or

principal payments shall

be a

bank or

trust company (which

may include the

Trustee or

any
Paying Agent) subject to

federal or state supervision

or examination with a

combined capital and surplus
of at

least $50,000,000;

and
provided , further
, that

except as

may be

otherwise required

by law,

such
custodian shall be

obligated to pay to the holders

of such certificates, depositary receipts or other
instruments the full amount received by such custodian

in respect of such obligations or specific payments
and shall not be permitted to make any deduction therefrom.
“ U.S. Person
” means a citizen, national

or resident of the United

States, a corporation, partnership,
limited liability company, or

other entity created or organized in or

under the laws of the United States or
any political subdivision thereof,

or an estate or

trust whose income from

sources without the United

States
is includible in

gross income for

United States federal

income tax purposes

regardless of its

connection
with the conduct of a trade or business within the United States.
“ Unregistered Security ” means any Security issued hereunder which is not a Registered Security.
“ Vice President
”, when used

with respect to

the Company or

the Trustee, means any

vice president,
whether or not designated by a number or a word or words added before or after the title “vice president”.
“ Yield to Maturity
” means the yield to maturity, calculated by

the Company at the time

of issuance
of a

series of

Securities or,

if applicable,

at the

most recent

determination of

interest on

such series

in
accordance with accepted financial practice.
Section 102.

Compliance Certificates and Opinions. Except as otherwise expressly provided in this Indenture upon any application or request by the Company to the Trustee to take any action under any
provision of this Indenture,

the Company shall furnish

to the Trustee an Officer’s Certificate stating

that all
conditions precedent,

if any,

provided for

in this

Indenture relating

to the

proposed action

have been
complied with and

an Opinion of

Counsel stating that

in the opinion

of such counsel

all such conditions
precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating
to such particular application or request, no additional certificate or opinion need be furnished.
Every certificate or opinion with respect to compliance with a condition or covenant provided for
in this Indenture (other than certificates provided pursuant to Section 704(4))

shall include:
1.

a statement

that each

individual signing such

certificate or

opinion has read

such
covenant or condition and the definitions herein relating thereto;
2.

brief statement as to

the nature and scope

of the examination or

investigation upon
which the statements or opinions contained in such certificate or opinion are based;
3.

a statement that,

in the opinion

of each such

individual, he has

made such
examination or investigation

as is necessary

to enable him

to express

an informed opinion

as to
whether or not such covenant or condition has been complied with; and
4.

a statement as to whether,

in the opinion of each such

individual, such condition or
covenant has been complied with.
Section 103.

Form of Documents Delivered

to Trustee.

In any case where

several matters are
required to be

certified by,

or covered by

an opinion of,

any specified Person, it

is not necessary

that all
such matters be certified by, or covered by

the opinion of, only one

such Person, or that they

be so certified
or covered by only one document,

but one such Person may

certify or give an opinion with

respect to some
matters and one or more other

such Persons as to other

matters, and any such Person

may certify or give an
opinion as

to such

matters in

one or

several documents. Any

certificate or

opinion of

an officer

of the

Company may

be based,

insofar as

it relates

to legal

matters, upon

an Opinion

of Counsel.

Any such
Opinion of Counsel may be

based, insofar as it relates to

factual matters, upon a certificate or

opinion of,
or representations by, an officer

or officers of the

Company stating that

the information with

respect to such
factual matters is in the possession of the Company.
Where any Person

is required to

make, give or

execute two or

more applications, requests,

consents,
certificates, statements,

opinions or

other instruments

under this

Indenture, they

may, but

need not,

be
consolidated and form one instrument.
Section 104.

Acts of Holders.
(a)

Any request,

demand, authorization,

direction, notice,

consent, waiver

or other
action provided by this Indenture to be

made, given or taken by Holders may be

embodied in and
evidenced by

one or

more instruments of

substantially similar tenor

signed by

such Holders

in
person or by

an agent duly

appointed in writing;

and, except as

herein otherwise expressly

provided,
such action shall

become effective when

such instrument or

instruments are delivered

to the Trustee
and, where it is

hereby expressly required, to

the Company. Such

instrument or instruments (and
the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act”
of the Holders signing such instrument

or instruments. Proof of execution of

any such instrument
or of

a writing

appointing any

such agent,

or of

the holding

by any

Person of

Unregistered
Securities, shall

be sufficient

for any

purpose of

this Indenture

and (subject

to
Section 601 )
conclusive in favor

of the Trustee and

the Company, if made

in the manner

provided in this

Section.
(b)

The fact and date

of the execution by

any Person of any

such instrument or writing
may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take

acknowledgments of deeds, certifying that

the individual
signing such

instrument or

writing acknowledged

to him

the execution

thereof. Where

such
execution is by a signer

acting in a capacity other

than his individual capacity,

such certificate or
affidavit shall also constitute sufficient proof

of his authority. The fact and date of

the execution of
any such

instrument or writing,

or the

authority of the

Person executing the

same, may also

be
proved in any other manner acceptable to the Trustee.
(c)

The amount

of Unregistered

Securities held

by any

Person executing

any such
instrument or writings as the Holder thereof,

and the numbers of such Unregistered

Securities, and
the date of his holding the same, may be proved by the production of such Unregistered Securities or by

a certificate executed,

as depositary,

by any trust

company, bank,

banker or member

of a
national securities exchange

(wherever situated), if

such certificate is

in form satisfactory

to the
Trustee, showing that at the date therein mentioned such Person had on deposit with such depositary, or

exhibited to it,

the Unregistered Securities therein

described; or such facts

may be
proved by

the certificate

or affidavit

of the

Person executing such

instrument or

writing as

the
Holder thereof, if such

certificate or affidavit is

in form satisfactory to

the Trustee. The Trustee and
the Company may assume that

such ownership of any Unregistered

Securities continues until (1)
another certificate

bearing a

later date

issued in

respect of

the same

Unregistered Securities

is
produced, or

(2) such

Unregistered Securities

are produced

by some

other Person,

or (3)

such
Unregistered Securities are

registered as

to principal

or are

surrendered in exchange

for
Unregistered Securities, or (4) such Unregistered Securities are no longer

Outstanding.
(d)

The fact and date

of execution of any such

instrument or writing and the

amount
and number of Unregistered Securities held by the Person so executing such instrument or writing may also be proved in any other manner that the Trustee deems sufficient;

and the Trustee may in
any instance require further proof with respect to any of the matters referred to in this Section.

(e)

The principal

amount (except

as otherwise

contemplated in

clause (x)

of the
proviso to the

definition of “Outstanding”)

and serial numbers

of Securities held

by any Person,
and the date of holding the same, shall be proved by the Security

Register.
(f)

Any request, demand, authorization, direction,

notice, consent, election, waiver or
other Act of the Holder

of any Security shall bind

every future Holder of the

same Security and the
Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or
in lieu thereof

in respect of

anything done, omitted

or suffered to

be done by

the Trustee

or the
Company in reliance thereon, whether or not notation of such action is made upon such Security.
(g)

The Company may

set a record

date for purposes

of determining the

identity of
Holders of any Securities of any series entitled to vote or consent to any action by vote or consent authorized or permitted by Section 512

or
513 . Such record date shall be the later of 30 days prior
to the

first solicitation

of such

consent or

the date

of the

most recent

list of

Holders of

such
Securities furnished to the Trustee pursuant to Section 701

prior to such solicitation.
(h)

If the

Company solicits

from Holders

any request,

demand, authorization,
direction, notice, consent,

waiver or other

Act, the Company may,

at its option,

fix in advance

a
record date for the determination

of Holders entitled to give such

request, demand, authorization,
direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so.
If such a

record date is

fixed, such request,

demand, authorization,

direction, notice, consent,

waiver
or other Act

may be given before

or after such record

date, but only the

Holders of record at

the
close of business on the record date shall

be deemed to be Holders for the purposes

of determining
whether Holders of

the requisite proportion

of the Outstanding

Securities have authorized

or agreed
or consented to

such request, demand,

authorization, direction, notice,

consent, waiver or

other Act,
and for that purpose the Outstanding Securities shall be computed as of the record date.
Section 105.

Notices, Etc to Trustee

and Company
.

Except as otherwise provided herein,

any
request, demand,

authorization, direction,

notice, consent,

election, waiver

or Act

of Holders

or other
document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,
1.

the Trustee by any

Holder or by the

Company shall be sufficient for

every purpose
hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust
Office, Attention: Core Molding Technologies, Inc. Account Manager, or
2.

the Company by the Trustee

or by any Holder shall

be sufficient for every purpose
hereunder (unless otherwise herein

expressly provided) if in

writing and mailed, first-class

postage
prepaid, to the Company

addressed to it

at the address of

its principal office specified

in the first
paragraph of this instrument or at any other address previously furnished in writing to the Trustee
by the Company.
Section 106.

Notice to Holders; Waiver.

Except as otherwise expressly provided herein,

where
this Indenture

provides for

notice of

any event

or reports

to Holders,

such notice

or report

shall be
sufficiently given

if in

writing and

mailed, first-

class postage

prepaid, to

each Holder

of Registered
Securities affected by such event, at

the address of such Holder

as it appears in the

Security Register and to
addresses filed

with the

Trustee or

preserved on

the Trustee’s

list pursuant

to
Section 702(a)

for other
Holders (and to such other

addressees as may be required

in the case of such

notice or report under
Section
313(c)

of the

Trust Indenture

Act), not

later than

the latest

date, and

not earlier

than the

earliest date,
prescribed for the giving of such notice or report.

In any case

where notice to Holders

is given by mail,

neither the failure

to mail such

notice, nor
any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders.
Where this Indenture provides for notice in any manner,

such notice may be waived in writing by
the Person entitled

to receive such

notice, either before

or after the

event, and such

waiver shall be

the
equivalent of such notice. Waivers of notice by

Holders shall be filed with

the Trustee, but such filing shall
not be a condition precedent to the validity of any action taken in reliance upon such waiver.
Section 107.

Conflict With

Trust Indenture

Act.

If any

provision hereof

limits, qualifies

or
conflicts with the duties imposed by operation of subsection (c) of Section 318 of the Trust Indenture Act,
the imposed duties shall control.
Section 108.

Effect of Headings and

. The Article

and Section headings

herein
and the Table of Contents are for convenience only and shall not affect the construction hereof.
Section 109.

Successors and

Assigns
. All

covenants and agreements

in this

Indenture by

the
Company shall bind its successors and assigns, whether so expressed or not.
Section 110.

Separability Clause.
In case any provision in this Indenture or

in the Securities is
invalid, illegal or unenforceable, the validity,

legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
Section 111.

Benefits of

Indenture.
Nothing in

this Indenture

or in

the Securities,

express or
implied, shall

give to

any Person,

other than

the parties

hereto (including any

Paying Agent

appointed
pursuant to Section 1002

and Authenticating

Agent appointed

pursuant to
Section 614

to the

extent
provided herein) and their

successors hereunder and

the Holders, any

benefit or any legal

or equitable right,
remedy or claim under this Indenture.
Section 112.

Governing Law.

This Indenture

and the

Securities shall

be governed

by and
construed in

accordance with

the laws

of the

State of

New York

without regard

to conflicts

of laws
principles thereof.
Section 113.

Waiver of

Jury Trial.

THE COMPANY

AND THE TRUSTEE

HEREBY
IRREVOCABLY WAIVE,

TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW,

ANY
AND ALL

RIGHT TO

TRIAL BY

JURY IN

ANY LEGAL

PROCEEDING ARISING

OUT OF

OR
RELATING TO

THIS INDENTURE,

THE SECURITIES

OR THE

TRANSACTIONS
CONTEMPLATED HEREBY.
Section 114.

Legal Holidays.

In any case where any Interest Payment Date, Redemption Date,
Repayment Date or Stated Maturity of

any Security is not a

Business Day at any Place of

Payment or the
city in which

the Corporate Trust Office

of the Trustee is

located, then (notwithstanding

any other provision
of this

Indenture or

of the

Securities other

than a

provision in

Securities of

any series,

or any

Tranche
thereof, or in the Board Resolution

or Officer’s Certificate that establishes

the terms of such Securities or
Tranche, that specifically states that such

provision shall apply in lieu of this Section)

payment of interest
or principal (and

premium, if any) need

not be made

at such Place

of Payment on such

date, but may be
made on the next

succeeding Business Day at such

Place of Payment with the

same force and effect

as if
made on

the Interest

Payment Date

or Redemption

Date, Repayment

Date, or

at the

Stated Maturity,
provided

that no interest

shall accrue with

respect to such

payment for the

period from and

after such Interest
Payment Date, Redemption Date, Repayment Date or Stated Maturity, as the case may be.

Section 115.

Rules by Trustee

and Agents.

The Trustee may make

reasonable rules for action
by or at

a meeting of

Holders of one

or more series.

The Paying Agent

or Security Registrar

may make
reasonable rules and set reasonable requirements for its functions.
Section 116.

No Recourse Against

Others.

No past, present

or future director,

officer,
stockholder or employee, as such, of

the Company or any successor corporation

shall have any liability for
any obligation of the Company under the

Securities or the Indenture or for

any claim based on, in respect
of or

by reason

of such

obligations or

their creation.

Each Holder

by accepting

a Security

waives and
releases all

such liability.

The waiver

and release are

part of

the consideration for

the execution of

this
Indenture and the issue of the Securities.

ARTICLE II

SECURITY FORMS
Section 201.

Forms Generally
.

The Securities of each series shall

be in substantially the form
as shall be

established by or

pursuant to a

Board Resolution or

in one or

more indentures supplemental
hereto, in each

case with such

appropriate insertions, omissions, substitutions

and other variations

as are
required or permitted by this

Indenture and may have

such letters, numbers or other

marks of identification
and such

legends or

endorsements placed

thereon as

may be

required to

comply with

the rules

of any
securities exchange

or as

may, consistently

herewith, be

determined by

the officers

executing such
Securities, as evidenced by their

execution of the Securities. When

the form of Securities

of any series is
established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be delivered to the Trustee at or prior to the delivery of the Company

Order contemplated by
Section
303

for the authentication and delivery of such Securities.
If required or

appropriate under applicable law,

Unregistered Securities must have

the following
statement on their face: “Any United States person who holds this obligation will be subject to limitations under the United States income tax laws, including

the limitations provided in Sections 165(j) and

1287(a)
of the Internal Revenue

Code”. If required or

appropriate under applicable

law, Unregistered Securities and
their coupons must

have the following

statement on their

face: “By accepting

this obligation, the

Holder
represents and warrants

that it is

not a U.S.

Person (other than

an exempt recipient

described in section
6049(b)(4) of the Internal Revenue Code and the regulations thereunder) and that it is not acting for or on
behalf of

a U.S.

Person (other than

an exempt

recipient described in

section 6049(b)(4) of

the Internal
Revenue Code and the regulations thereunder).”
The definitive

Securities shall

be produced

in such

manner or

combination of

manners, all

as
determined by the officers executing such Securities, as evidenced by their execution of such Securities.
Section 202.

Form of

Trustee’s

Certificate of

Authentication.

The Trustee’s

certificate of
authentication shall be in substantially the following form:
This is one

of the Securities

of the series

designated herein, referred

to in the

within-mentioned
Indenture.

[________________________]
as Trustee

By

Authorized Officer

ARTICLE III

THE SECURITIES
Section 301.

Amount Unlimited; Issuable

in Series.

The aggregate principal

amount of
Securities that may be authenticated and delivered under this Indenture is unlimited.
The Securities

may be

issued in

one or

more series.

There may

be Registered

Securities and
Unregistered Securities within

a series.

Registered and Unregistered

Securities may be

in temporary

or
permanent global form. Unregistered Securities may

be issued only to Holders or in markets

outside of the
United States. Unregistered

Securities may be

subject to such

restrictions, and contain

such legends, as

may
be required by United States laws and regulations. Subject to the last paragraph of this Section, there shall be established in or pursuant to a Board Resolution, and set forth in an Officer’s Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,
1.

the title of the

Securities of the series

(which shall distinguish the

Securities of the
series from all other Securities);
2.

any limit upon the

aggregate principal amount

of the Securities

of the series

that may
be authenticated and delivered under this Indenture

(except for Securities authenticated

and
delivered upon registration of transfer

of, or in exchange for,

or in lieu of,

other Securities of the
series pursuant to
Section 304, 305,

306, 906, 1107

or 1305

and except for

any Securities that,
pursuant to Section 303 , are deemed never to have been authenticated and delivered hereunder);
3.

the price

or prices

(expressed as

a percentage

of the

principal amount

thereof) at
which the securities will

be issued and the

date or dates on

which the principal (and

premium, if
any) of the Securities of the series, or any Tranche thereof, is payable;
4.

the date

or dates

on which

the principal

of the

Securities of

such series,

or any
Tranche thereof, is payable or any formula

or other method or other means by which such date

or
dates shall be determined,

by reference to an

index or other fact

or event ascertainable outside of
this Indenture or otherwise

(without regard to any provisions

for redemption, prepayment,
acceleration, purchase or extension);
5.

the rate or rates at which the Securities

of such series, or any Tranche thereof,

shall
bear interest, if

any (including the

rate or rates

at which overdue

principal shall bear

interest, if
different from the rate or rates at which such Securities

shall bear interest prior to Maturity, and, if
applicable, the rate or rates

at which overdue premium

or interest shall bear interest,

if any), or any
formula or

other method

or other

means by

which such

rate or

rates shall

be determined,

by
reference to an index or other

fact or event ascertainable outside

of this Indenture or otherwise;

the
date or

dates from which

such interest

shall accrue;

the Interest

Payment Dates on

which such
interest shall

be payable

and the

Regular Record

Date, if

any, for

the interest

payable on

such
Securities on any

Interest Payment Date;

the right of

the Company,

if any,

to extend the

interest
payment periods and the duration of

any such extension as contemplated by
Section 312 ; and the
basis of computation of interest, if other than as provided in Section 310 ;
6.

the place or places where the principal of (and premium, if any) and interest, if any, on Securities of the

series, or any Tranche

thereof, shall be payable,

any Registered Securities of
the series, or any Tranche thereof, may be surrendered for

registration of transfer, Securities of the
series, or any Tranche thereof,

may be surrendered for exchange, and where notices and

demands

to or upon the Company in respect of the

Securities of the series, or any Tranche thereof,

and this
Indenture may be

served and notices

to Holders pursuant

to
Section 10
6 will be

published; the
Security Registrar and any

Paying Agent or Agents

for such series or

Tranche; and if

such is the
case, that the

principal of such

Securities shall be

payable without presentment

or surrender thereof;
7.

if applicable, the period or periods

within which, the price or

prices at which and the
terms and conditions

upon which Securities

of the series,

or any Tranche thereof,

may be redeemed,
in whole or in part, at the option of the Company;
8.

the obligation, if any, of the

Company to redeem or

purchase Securities of

the series,
or any Tranche

thereof, pursuant to

any sinking fund

or analogous provisions

and the period

or
periods within

which, the

price or

prices at

which and

the terms

and conditions

upon which
Securities of the

series, or any

Tranche thereof, shall be

redeemed or purchased,

in whole or

in part,
pursuant to such obligation;
9.

the obligation, if any,

of the Company to

offer to repay or

repurchase Securities of
the series, or

any Tranche

thereof, in circumstances

described therein, and

the period or

periods
within which, the price

or prices at which

and the terms and

conditions upon which Securities

of
the series, or any Tranche thereof, shall be repaid or repurchased, in whole or in part, at the option of the Holders;
10.

the terms, if any,

on which the Securities of such

series will be subordinate in right
and priority of payment to other debt of the Company;
11.

the right, if any, of the Company to execute and deliver to the Trustee,

and to direct
the Trustee

to authenticate and

deliver in accordance

with a

Company Order,

a Security of

any
series, or any

Tranche thereof, in

lieu of or

in exchange for

any Securities of

such series, or

any
Tranche thereof, cancelled upon redemption or repayment;
12.

the denominations in which any

Registered Securities of the series,

or any Tranche
thereof, shall be issuable, if other than denominations of $1,000 and any integral multiple thereof;
13.

if other

than the

principal amount thereof,

the portion

of the

principal amount of
Securities of the series, or any Tranche

thereof, that shall be payable upon declaration

of
acceleration of the Maturity thereof pursuant to Section 502 ;
14.

whether Securities of

the series are

to be

issuable as Registered

Securities,
Unregistered Securities, or both, whether Securities of the series are to be issuable with or without
coupons, whether any Securities of the series

are to be issuable initially in temporary

global form
(and, if so,

the identity of

the depositary for

such Securities) and the

circumstances under which
such Securities in temporary global form may be exchanged for definitive Securities, and whether any Securities of the series

are to be issuable in

permanent global form (and, if so,

the identity of
the depositary for such

Securities) with or without coupons

and, if so, whether

beneficial owners
of interests in any

such permanent Global Security

may exchange such interests

for Securities of
such series and of

like tenor of any

authorized form and

denomination and the circumstances

under
which any such exchanges may occur, if other than in the manner provided in Section 311 ;
15.

whether and under what circumstances

the Company will pay

additional amounts on
the Securities of that series held by a person who is

not a U.S. Person in respect of taxes or similar
charges withheld or deducted and, if

so, whether the Company

will have the option to redeem

such
Securities rather than pay such additional amounts;

16.

the currency or currencies, including composite

currencies, in which payment of the
principal of (and

premium, if any)

and interest, if

any, on the Securities

of the series,

or any Tranche
thereof, shall be

payable (if other

than the currency

of the United

States of America)

and the formula
or other method

or other means

by which the

equivalent of any

such amount in

Dollars is to

be
determined for any purpose, including

for the purpose of determining

the principal amount of such
Securities deemed to be Outstanding at any time;
17.

if the principal

of or premium,

if any,

or interest, if

any, on

the Securities of

such
series, or any

Tranche thereof, are to

be payable, at

the election of

the Company or

a Holder thereof,
in a coin or currency other than that in

which the Securities are stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made;
18.

if the principal

of or premium,

if any,

or interest, if

any, on

the Securities of

such
series, or any

Tranche thereof, are to

be payable, or

are to be

payable at the

election of the

Company
or a Holder thereof, in securities or other property, the type and amount of such securities or other property, or the formula

or other method

or other means

by which such

amount shall be

determined,
and the period or

periods within which,

and the terms

and conditions upon

which, any such

election
may be made;
19.

if the amount

of payments of

principal of (and

premium, if any)

or interest on

the
Securities of

the series

may be

determined with

reference to

an index

or other

fact or

event
ascertainable outside of this Indenture,

the manner in which

such amounts shall be determined

to
the extent not established pursuant to paragraph (5) of this Section;
20.

the form or

forms of the

Securities, including such

legends as may

be required by
United States laws or

regulations, the form of

any coupons or temporary

Global Security,

if any,
which may be issued and the

forms of any certificates which may be

required hereunder or under
United States

laws or

regulations in connection

with the offering,

sale, delivery or

exchange of
Unregistered Securities, if any;
21.

the Person

to whom any

interest on

any Registered Security

of the

series, or

any
Tranche thereof, shall be payable,

if other than the

Person in whose

name that Security

is registered
at the close of business on the Regular Record Date for such interest, and the manner in which, or the Person to

whom, any interest

on any Unregistered

Security of the

series, or any

Tranche thereof,
shall be payable,

if otherwise than

upon presentation and

surrender of the

coupons appertaining
thereto as

they severally

mature, and

the extent

to which,

or the

manner in

which, any interest
payable on a temporary or permanent Global Security on an interest payment date will be paid;
22.

any Events of Default, in addition to those specified in Section 501 , with respect to the Securities of such

series, and any covenants of

the Company for the benefit

of the Holders of
the Securities of such series, or any Tranche thereof, in addition to those set forth in Article X ;
23.

the terms, if

any, pursuant

to which

the Securities

of such

series, or any

Tranche
thereof, may be converted

into or exchanged

for shares of

capital stock or

other securities of

the
Company or any other Person;
24.

the obligations or instruments, if any,

that shall be considered to be Eligible
Obligations in respect

of the Securities

of such series,

or any Tranche

thereof, denominated in

a
currency other than Dollars

or in a composite

currency, and any additional or

alternative provisions
for the

reinstatement of

the Company’s

indebtedness in

respect of

such Securities

after the
satisfaction and discharge thereof as provided in Section 401 ;

25.

any exceptions to Section 113
, or variation in

the definition of Business

Day, with
respect to the Securities of such series, or any Tranche thereof;
26.

any collateral security, assurance or guarantee for the Securities of such series;
27.

the non-applicability of Section 608

to the Securities

of such series

or any exceptions
or modifications of Section 608

with respect to the Securities of such series;
28.

any rights or duties

of another Person

to assume the

obligations of the

Company with
respect to the Securities

of such series

(whether as joint obligor,

primary obligor, secondary obligor
or substitute obligor) and any rights or

duties to discharge and release any

obligor with respect to
the Securities of such series or this Indenture to the extent related to such series;
29.

if a

service charge

will be

made for

the registration

of transfer

or exchange

of
Securities of such series, or any Tranche thereof, the amount or terms thereof; and
30.

any other

terms, conditions

and rights

of the

series (which

terms, conditions

and
rights shall not be

inconsistent with the

provisions of this

Indenture, except as

permitted by
Section
901(5)) .
All Securities of

any one series

and the coupons

appertaining to any

Unregistered Securities of

such
series shall be

substantially identical except

in the case

of Registered Securities

as to denomination

and
except as may

otherwise be provided

in or pursuant

to such Board

Resolution and set

forth in such Officer’s
Certificate or

in any

such indenture

supplemental hereto

and as

reasonably acceptable

to the

Trustee.
Securities of different series may differ in any respect.
If the terms and form or forms of any series of

Securities are established by or pursuant to a

Board
Resolution, the Company

shall deliver a

copy of such

Board Resolution to

the Trustee

at or prior

to the
issuance of such series;

provided that if such Board

Resolution authorizes a specific officer

or officers to
approve the terms or form or forms of the Securities, a certificate of such officer or officers approving the
terms and form

or forms of

Security. Such

Board Resolution or certificate

may provide general terms

or
parameters for Securities of any series and may provide that the specific terms of particular Securities of a series may be determined in accordance with or pursuant to the

Company Order referred to in
Section 30 3
hereof.
With respect

to Securities of

a series subject

to a Periodic

Offering, the

indenture supplemental
hereto or the

Board Resolution that

establishes such series,

or the Officer’s

Certificate pursuant to

such
supplemental indenture or Board Resolution, as the case may

be, may provide general terms or parameters
for Securities of such

series and provide either

that the specific terms

of Securities of such

series, or any
Tranche thereof,

shall be

specified in

a Company

Order or

that such

terms shall

be determined

by the
Company or its

agents in accordance with

procedures specified in a

Company Order as

contemplated by
the third paragraph of Section 303 .
Unless otherwise specified with

respect to a series

of Securities pursuant to

paragraph (2) of this
Section, any limit upon the aggregate

principal amount of a series of

Securities may be increased without
the consent of any Holders and additional Securities of such series may be authenticated and delivered up
to the limit upon the aggregate principal amount authorized with respect to such series as so increased.
Section 302.

Denominations.

The Securities

of each

series shall

be issuable

in registered

or
unregistered form with or without coupons in such

denominations as shall be specified as contemplated

by
Section 301
. In

the absence

of any

such provisions

with respect

to the

Securities of

any series,

the
Registered Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof and the Unregistered Securities of the

series shall be issuable in denominations of

$5,000 and any
integral multiple thereof.
Section 303.

Execution, Authentication, Delivery and Dating.

The Securities shall be executed
on behalf

of the

Company by its

Chairman of the

Board and Chief

Executive Officer,

its President, its
Senior Vice

President, Finance, or

its Treasurer.

The signature of

any of these

officers on the

Securities
may be

manual or

facsimile. The

coupons, if

any, of

Unregistered Securities

shall bear

the manual

or
facsimile signature of

any one of

the officers or

assistant officers referred

to in the

first sentence of

this
Section.
Securities bearing the

manual or facsimile

signatures of individuals

who were at

any time the

proper
officers of the Company

shall bind the Company,

notwithstanding that such

individuals or any

of them have
ceased to hold such offices prior to the

authentication and delivery of such Securities or did not hold such offices at the date of such Securities.
The Trustee shall

at any time, and

from time to time,

authenticate Securities for original

issue in
the principal amount

provided in a

resolution of the

Board of Directors,

supplemental indenture or

Officer’s
Certificate, upon receipt

by the Trustee

of a Company

Order. The

Company Order may

provide that the
Securities that are the subject thereof shall

be authenticated and delivered by the Trustee

upon the written
order of Persons

designated in the

Company Order,

and that such

Persons are authorized

to specify the
terms and

conditions of

such Securities,

to the

extent permitted

by the

Board Resolutions,

Officers’
Certificate and/or supplemental indenture (if any) relating

thereto.
In authenticating such Securities, and accepting

the additional responsibilities under this Indenture
in relation to such Securities, the Trustee shall

be entitled to receive, and (subject to
Section 601 ) shall be
fully protected in relying upon, an Opinion of Counsel stating:
(a)

that such form

of Securities has been

established in conformity

with the provisions
of this Indenture;
(b)

that such

terms have been

established in

conformity with the

provisions of this
Indenture; and
(c)

that such Securities,

when authenticated and delivered

by the Trustee

and issued
by the Company in

the manner and subject to

any conditions specified in

such Opinion of Counsel,
will constitute valid

and legally binding

obligations of the

Company, enforceable

in accordance
with their

terms, subject

to bankruptcy,

insolvency, reorganization

and other

laws of

general
applicability relating to or affecting creditors’ rights generally and to general equity principles.
Each Registered

Security shall

be dated

the date

of its

authentication and

each Unregistered
Security shall be dated the date of its original issuance.
No Security shall be

entitled to any benefit

under this Indenture or

be valid or obligatory

for any
purpose unless

there appears

on such

Security a

certificate of

authentication substantially

in the

form
provided for herein

executed by the

Trustee by

manual signature and

no coupon shall

be valid until

the
Security to which it

appertains has been so

authenticated, and such certificate

upon any Security shall

be
conclusive evidence, and the only

evidence, that such Security has

been duly authenticated and delivered
hereunder and is entitled to the benefits of this Indenture.
Notwithstanding the

foregoing, until

the Company has

delivered an

Officer’s Certificate

to the
Trustee and the Security Registrar stating that, as a

result of the action described, the Company would not
suffer adverse consequences under the

provisions of United States law

or regulations in effect at

the time
of the delivery of

Unregistered Securities, the Trustee

or the Security Registrar

will (i) deliver Unregistered
Securities only

outside the

United States

and its

possessions and

(ii) release

Unregistered Securities in

definitive form to the person entitled to physical delivery thereof only upon presentation of a certificate in the form prescribed by the Company.
Section 304.

Temporary Securities.

Pending the preparation of definitive

Registered Securities
of any

series (including

Global Securities),

the Company

may execute,

and upon

Company Order

the
Trustee shall

authenticate and deliver,

temporary Registered Securities

which are

printed, lithographed,
typewritten, mimeographed or

otherwise produced, in

any authorized denomination,

substantially of the
tenor of

the definitive

Registered Securities in

lieu of

which they

are issued

and with

such appropriate
insertions, omissions,

substitutions and

other variations

as the

officers executing

such Securities

may
determine, as evidenced by

their execution of such

Securities. Every temporary Registered Security

shall
be executed by

the Company and

authenticated by the

Trustee, and

registered by the

Security Registrar,
upon the same conditions, and with like effect, as a definitive Registered Security.
If temporary

Securities of

any series

are issued,

the Company

will cause

definitive Registered
Securities of

that series

to be

prepared without

unreasonable delay.

After the

preparation of

definitive
Registered Securities of

such series,

the temporary Registered

Securities of such

series shall

be
exchangeable for definitive

Registered Securities of

such series upon

surrender of the

temporary Registered
Securities of

such series

at the

office or

agency of

the Company in

a Place

of Payment

for that

series,
without charge to

the Holder.

Upon surrender for

cancellation of any

one or more

temporary Registered
Securities of

any series

the Company

shall execute

and the

Trustee shall

authenticate and

deliver in
exchange therefor

a like principal amount

of definitive Registered Securities of the same series of
authorized denominations. Until so

exchanged the temporary

Registered Securities of any

series shall in all
respects be entitled

to the same

benefits under this

Indenture as definitive

Registered Securities of

such
series.
Until definitive Unregistered

Securities of any

series (including Global

Securities) are ready

for
delivery, the Company may prepare and execute and the Trustee shall authenticate one or more temporary
Unregistered Securities, which

may have coupons

attached or which

may be in

the form of

one or more
temporary Global

Unregistered Securities

of that

series without

coupons. The

temporary Unregistered
Security or Securities of

any series shall be

substantially in the form

approved by or pursuant

to a Board
Resolution and shall

be delivered to

one of the

Paying Agents located

outside the United

States and its
possessions or to such other person or persons as

the Company shall direct against such certification

as the
Company may from time to time prescribe by or

pursuant to a Board Resolution. The temporary
Unregistered Security or Securities of a series shall be executed by the Company and authenticated by the
Trustee upon the same conditions, and with

like effect, as a definitive Unregistered

Security of such series,
except as

provided herein

or in

the Board

Resolution or

supplemental Indenture

relating thereto.

A
temporary Unregistered Security or Securities shall be exchangeable for definitive Unregistered

Securities
at the time and on the conditions, if any, specified in the temporary Security.
Upon any

exchange of

a part

of a

temporary Unregistered

Security of

a series

for definitive
Unregistered Securities of

such series, the

temporary Unregistered Security

shall be endorsed

by the Trustee
or Paying

Agent to

reflect the

reduction of

its principal

amount by

an amount

equal to

the aggregate
principal amount of the definitive Unregistered Securities of such series so exchanged and endorsed.
Section 305.

Registration, Registration of

Transfer and Exchange.

The Company shall

cause
to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and
in any other office

or agency of the

Company in a Place

of Payment being herein sometimes

collectively
referred to as the “Security Register”) in which, subject to such reasonable regulations as it may prescribe,
the Company shall provide

for the registration of

Securities and of transfers

of Securities. The Trustee

is
hereby appointed “Security Registrar” for

the purpose of registering Securities

and transfers of Securities
as herein provided.

Except in

the case

of Securities

issued in

the form

of a

Global Security,

upon surrender

for
registration of transfer of any Registered

Security of any series at the office

or agency of the Company

in a
Place of Payment for that

series, the Company

shall execute, and the Trustee shall authenticate

and deliver,
in the name of the designated transferee or transferees, one or more new Registered Securities of the same series, of any authorized denominations and of a like aggregate principal amount.
If both Registered

and Unregistered Securities

are authorized for

a series of

Securities and the

terms
of such Securities permit,

(i) Unregistered Securities may be

exchanged for an equal

principal amount of
Registered or Unregistered

Securities of the

same series and

date of maturity

in any authorized
denominations upon

delivery to

the Security

Registrar (or

a Paying

Agent (as

herein defined),

if the
exchange is for Unregistered

Securities) of the Unregistered

Security with all unmatured coupons

and all
matured coupons in default appertaining thereto and if all other requirements of the Security Registrar (or
such Paying Agent)

and such Securities

for such exchange

are met, and

(ii) Registered Securities,

other
than Securities

issued in

the form

of a

Global Security

(except as

provided in
Section 311
), may

be
exchanged for an equal principal

amount of Unregistered Securities

of the same series and

date of maturity
in any

authorized denominations (except

that any coupons

appertaining to such

Unregistered Securities
which have matured and

have been paid shall

be detached) upon delivery to

the Security Registrar of the
Registered Securities and

if all other

requirements of the

Security Registrar and

such Securities for

such
exchange are met.
Notwithstanding the foregoing, the exchange

of Unregistered Securities for Registered

Securities
or Registered Securities for Unregistered

Securities will be subject to

the satisfaction of the provisions

of
United States law

and regulations in

effect at the

time of such

exchange, and no

exchange of Registered
Securities for

Unregistered Securities

will be

made until

the Company

has notified

the Trustee

in an
Officer’s Certificate and the Security Registrar that, as a result of such exchange, the Company would not
suffer adverse consequences under such law or regulations.
All Securities issued upon any registration

of transfer or exchange of

Securities shall be the valid
obligations of

the Company,

evidencing the

same debt,

and entitled

to the

same benefits

under this
Indenture, as the Securities surrendered upon such registration of transfer or exchange.
Every Security

presented or

surrendered for

registration of

transfer or

for exchange shall

(if so
required by the Company or the

Trustee) be duly endorsed, or

be accompanied by a written instrument of
transfer in form

satisfactory to the Company

and the Security

Registrar duly executed

by the Holder thereof
or his attorney duly authorized in writing.
Unless otherwise provided

in a Board

Resolution or an

Officer’s Certificate pursuant

to a Board
Resolution, or in an indenture supplemental

hereto, with respect to Securities of any

series, or any Tranche
thereof, no

service charge

shall be

made to

the Holder

for any

registration of

transfer or

exchange of
Securities, but the

Company may

require payment of

a sum sufficient

to cover any

tax or other

governmental
charge that may be imposed in connection

with any registration of transfer

or exchange of Securities, other
than exchanges pursuant to Section 304, 906

or
1106

not involving any transfer.
The Company shall

not be required (i)

to issue, register

the transfer of

or exchange Securities of
any series during a period beginning at the opening of

business 15 days before the day of the mailing of

a
notice of redemption of Securities of that series selected for redemption under Section 1103 and ending at
the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected

for redemption

in whole

or in

part, except

the unredeemed

portion of

any Security

being
redeemed in

part. Unregistered

Securities or

any coupons

appertaining thereto

shall be

transferable by
delivery thereof.
Section 306.

Mutilated, Destroyed, Lost

and Stolen Securities.

If any mutilated

Security or a
Security with a mutilated coupon or coupons appertaining to it is surrendered to the

Trustee, the Company
shall execute and the Trustee shall authenticate and deliver in exchange therefor a replacement Registered

Security, if

such surrendered security

was a Registered

Security, or

a replacement Unregistered

Security
with coupons corresponding to

the coupons appertaining to

the surrendered Security,

if such surrendered
Security was an

Unregistered Security, of the

same series and

of like tenor

and principal amount

and bearing
a number not contemporaneously outstanding.
If there shall be delivered

to the Company and the

Trustee (i) evidence to

their satisfaction of the
destruction, loss or theft of

any Security or any

coupon or coupons appertaining

thereto, and (ii) such bond,
security or indemnity

as may be

required by them

to save each

of them and

any agent of

either of them
harmless, then, in

the absence of

actual notice to

the Company or

the Trustee

that such Security

or any
coupon or coupons

appertaining thereto has

been acquired by

a bona fide

purchaser, the

Company shall
execute and

upon a

Company Order

request the

Trustee shall

authenticate and

deliver, a

replacement
Registered Security, if such Holder’s

claim pertains to

a Registered Security, or

a replacement Unregistered
Security with coupons corresponding

to the coupons

appertaining to the destroyed,

lost or stolen
Unregistered Security

or the

Unregistered Security

to which

such destroyed,

lost or

stolen coupon

or
coupons appertains, if such Holder’s claim pertains

to an Unregistered Security,

of the same series and of
like tenor and principal amount and bearing a number not contemporaneously outstanding.
In case any

such mutilated, destroyed,

lost or stolen

Security or any

coupon or coupons

appertaining
thereto has become or is

about to become due and payable,

the Company in its discretion may,

instead of
issuing a new Security, pay such Security or any coupon or coupons appertaining thereto.
Upon the issuance of any new Security under

this Section or any coupon or coupons appertaining
thereto, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.
Every new Security or any

coupon or coupons appertaining

thereto of any series issued

pursuant to
this Section in lieu of any destroyed, lost or stolen Security or any coupon or coupons appertaining thereto
shall constitute an original additional

contractual obligation of the Company, whether or not the

destroyed,
lost or stolen Security or

any coupon or coupons

appertaining thereto is at any

time enforceable by anyone,
and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other
Securities or any coupon or coupons appertaining thereto of that series duly issued hereunder.
The provisions of this

Section are exclusive

and shall preclude (to

the extent lawful) all

other rights
and remedies with respect to the replacement

or payment of mutilated, destroyed, lost or stolen

Securities
or any coupon or coupons appertaining thereto.
Section 307.

Payment of

Interest; Interest

Rights Preserved.

Unless otherwise

provided as
contemplated by Section 301

with respect to the

Securities of any series,

or any Tranche

thereof, interest
on any Registered

Security that is

payable, and is

punctually paid or

duly provided for,

on any Interest
Payment Date

shall be

paid to

the Person

in whose

name that

Registered Security

(or one

or more
Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.
In case an Unregistered Security of any series

is surrendered in exchange for a Registered Security

of such
series after the

close of business

(at an office

or agency of

the Company in

a Place of

Payment for such
series) on any Regular

Record Date and before

the opening of

business (at such office

or agency) on the
next succeeding Interest

Payment Date, such

Unregistered Security

shall be surrendered

without the coupon
relating to such

Interest Payment Date and

interest will not

be payable on

such Interest Payment Date

in
respect of the Registered

Security issued in exchange for

such Unregistered Security,

but will be payable
only to the Holder of such coupon when due in accordance with provisions of this Indenture.
Any interest on any Registered Security of any series that is payable, but is not punctually paid or duly provided for, on any

Interest Payment Date (herein called “Defaulted Interest”) shall forthwith cease to be payable to the Holder

on the relevant Regular Record

Date by virtue of having

been such Holder, and

such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1)
or (2) below:
1.

The Company may elect to

make payment of any

Defaulted Interest to the

Persons
in whose names the

Registered Securities of

such series (or their

respective Predecessor Securities)
are registered at the close of business on a Special Record Date for the payment of such Defaulted
Interest, which shall

be fixed in

the following manner.

The Company shall

notify the Trustee

in
writing of the

amount of Defaulted

Interest proposed to

be paid on each

Registered Security of

such
series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an

amount of money equal to

the aggregate amount proposed to

be paid in respect

of
such Defaulted Interest

or shall make

arrangements satisfactory to

the Trustee for such

deposit prior
to the date of the proposed payment, such money when

deposited to be held in trust for the benefit
of the

Persons entitled

to such

Defaulted Interest

as in

this clause

provided. Thereupon

the
Company shall fix a

Special Record Date for

the payment of such

Defaulted Interest which shall
be not more than 15 days and

not less than 10 days prior to

the date of the proposed payment and
not less than

10 days after

the receipt by

the Trustee of

the notice of the

proposed payment. The
Company shall promptly notify the Company

of such Special Record Date and, in the name

and at
the expense of the

Company, shall cause notice of the

proposed payment of such

Defaulted Interest
and the Special Record

Date therefor to

be sent electronically

or mailed, first-class

postage prepaid,
to each Holder of Registered Securities

of such series at the address

of such Holder as it appears

in
the Security

Register, not

less than

10 days

prior to

such Special

Record Date.

Notice of

the
proposed payment of such Defaulted Interest and the Special Record Date therefor having been so
sent, such Defaulted Interest shall be paid

to the Persons in whose names the

Registered Securities
of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date

and shall no longer

be payable pursuant to

the following clause (2).

In
case an Unregistered Security of any series is surrendered at the office or agency of the Company
in a Place of Payment for such series in exchange for a Registered Security of such series after the
close of business at

such office or

agency on any Special

Record Date and before the

opening of
business at such office

or agency on the

related proposed date for

payment of Defaulted Interest,
such Unregistered Security shall be surrendered without

the coupon relating to such proposed date
of payment and Defaulted Interest

will not be payable on

such proposed date of payment

in respect
of the Registered Security issued in

exchange for such Unregistered Security,

but will be payable
only to the Holder of such coupon when due in accordance with the provisions of this Indenture.
2.

The Company

may make

payment of

any Defaulted

Interest on

the Registered
Securities of any series

in any other lawful

manner not inconsistent with

the requirements of any
securities exchange

on which

such Securities

may be

listed, and

upon such

notice as

may be
required by such

exchange, if, after notice

given by the Company

to the Trustee

of the proposed
payment pursuant

to this

clause, such

manner of

payment shall

be deemed

practicable by

the
Trustee.
Subject to the foregoing

provisions of this Section,

each Registered Security delivered under

this
Indenture upon registration

of transfer of or

in exchange for or

in lieu of any

other Registered Security shall
carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Registered
Security.
Subject to the

limitations set forth

in
Section 1002
, the Holder of

any coupon appertaining to

an
Unregistered Security shall

be entitled to receive

the interest payable

on such coupon

upon presentation and
surrender of

such coupon

on or

after the

Interest Payment Date

of such

coupon at

an office

or agency
maintained for such purpose pursuant to Section 1002 .

Section 308.

Persons Deemed Owners.

Prior to due

presentment of a Registered

Security for
registration of transfer, the

Company, the Trustee

and any agent of the Company or

the Trustee may treat
the Person in whose name such Registered Security is registered as the owner of such Registered Security for the purpose of receiving payment

of principal of (and premium,

if any) and (subject to
Section 301 and
Section 307
) interest, if any,

on such Registered Security

and for all

other purposes whatsoever, whether
or not

such Registered Security

be overdue, and

neither the Company,

the Trustee

nor any agent

of the
Company or the Trustee shall be affected by notice to the contrary.
Ownership of

Registered Securities of

a series

shall be

proved by the

computerized book-entry
system of

the Depository

in the

case of

Registered Securities issued

in the

form of

a Global

Security.
Ownership of Unregistered Securities may be proved by the production of such Unregistered Securities or by a certificate or affidavit executed by the person holding such Unregistered Securities or by a depository
with whom such Unregistered Securities were deposited, if the certificate or affidavit is satisfactory to the
Trustee and the Company.

The Company, the Trustee

and any agent of the Company may treat

the bearer
of any Unregistered Security or coupon

and the person in whose

name a Registered Security is registered
as the absolute owner thereof for all purposes.
None of

the Company,

the Trustee,

any Paying

Agent or

the Security

Registrar will

have any
responsibility or liability

for any aspect

of the records

relating to or

payments made on

account of beneficial
ownership interests of a Global Security or for

maintaining, supervising or reviewing any records relating
to such beneficial ownership interests.
Section 309.

Cancellation.

Except as otherwise specified as

contemplated by
Section 301

for
Securities of any

series, all Securities

and coupons surrendered

for payment, redemption,

registration of
transfer or exchange

or for credit

against any sinking

fund payment shall,

if surrendered to

any Person other
than the Trustee, be

delivered to the Trustee and,

if not theretofore cancelled, shall be promptly

cancelled
by it.

The Trustee

and no

one else

shall cancel

all Securities

surrendered for

registration of

transfer,
exchange, payment

or cancellation

and deliver

a certificate

of such

cancellation to

the Company

upon
request. The Trustee shall retain all canceled

Securities in accordance with its

standard procedures (subject
to the record retention requirements of the

Exchange Act). Except as otherwise specified as

contemplated
by Section 301

for Securities

of any

series, the

Company may

at any

time deliver

to the

Trustee for
cancellation any Securities or coupons

previously authenticated and delivered

hereunder that the Company
may have acquired

in any manner

whatsoever or that

the Company has

not issued and

sold, and all

Securities
or coupons so delivered shall

be promptly cancelled by

the

Trustee. No Securities shall be authenticated

in
lieu of

or in

exchange for

any Securities

or coupons

cancelled as

provided in

this Section,

except as
expressly permitted by this Indenture.
Section 310.

Computation of Interest.

Except as otherwise specified as contemplated by
Section 301

for Securities of any series, interest on

the Securities of each series shall

be computed on the
basis of a year of twelve 30-day months.
Section 311.

Global Securities; Exchanges; Registration and Registration

of Transfer.

If
specified as contemplated by Section 301 , the Securities may be issued in the form of one or more Global
Securities, which shall

be deposited with

the Depository,

and, unless otherwise

specified in the

form of
Global Security adopted pursuant to Section 301 , be registered in the name of the Depository’s nominee.
Except as

otherwise specified as

contemplated by
Section 301
, any

permanent Global

Security
shall be exchangeable

only as provided

in this paragraph.

If the beneficial

owners of interests

in a permanent
Global Security

are entitled

to exchange

such interests

for Securities

of such

series of

like tenor

and
principal amount of

another authorized form,

as specified as

contemplated by
Section 301 , then without
unnecessary delay

but in

any event

not later

than the

earliest date

on which

such interests

may be

so
exchanged, the

Company shall

deliver to

the Trustee

definitive Securities

of that

series in

aggregate

principal amount

equal to

the principal

amount of

such permanent

Global Security,

executed by

the
Company. On or after

the earliest date

on which such

interests may

be so exchanged,

such permanent Global
Security shall be surrendered

from time to time

in accordance with instructions

given to the Trustee and

the
Depository (which instructions

shall be in

writing but need

not comply with
Section 102

or be accompanied
by an Opinion of Counsel)

by the Depository or such

other depository as shall

be specified in the

Company
Order with respect

thereto to the

Trustee, as the

Company’s agent for

such purpose, to

be exchanged, in
whole or in

part, for definitive

Securities of the

same series without

charge and the

Trustee shall authenticate
and deliver,

in exchange for

each portion of

such permanent Global

Security, a

like aggregate principal
amount of

definitive Securities of

the same

series of

authorized denominations and

of like

tenor as

the
portion of such permanent

Global Security to be

exchanged which, unless the

Securities of the series

are
not issuable both as Unregistered Securities

and as Registered Securities, as specified

as contemplated by
Section 301
, shall be in

the form of Unregistered

Securities or Registered Securities, or

any combination
thereof, as shall be

specified by the beneficial

owner thereof; provided, however,

that no such exchanges
may occur during

the periods specified

by
Section 305
; and provided,

further, that no Unregistered

Security
delivered in exchange for a portion of a permanent Global Security shall be mailed or otherwise delivered
to any location in the

United States unless the Company

has complied with the fourth paragraph

of
Section
305
. Promptly following any such exchange

in part, such permanent Global

Security shall be returned by
the Trustee, to the

Depository or such

other depository referred

to above, in

accordance with the

instructions
of the Company referred to above.
The Global Security

may be transferred

to another nominee

of the Depository,

or to a

successor
Depository selected by the Company, and upon surrender for

registration of transfer of the Global

Security
to the Trustee,

the Company shall execute,

and the Trustee

shall authenticate and deliver,

in the name of
the designated transferee, a new Global Security

in the same aggregate principal amount.

If at any time the
Depository notifies the Company that

it is unwilling or

unable to continue as

Depository and a successor
Depository satisfactory to the Company is

not appointed within 90

days after the Company receives

such
notice, the Company will execute, and the Trustee upon receipt of a Company Order will authenticate and deliver, Securities in definitive form to

the Depository in exchange for the Global Security.

In addition, if
at any

time the Company

determines that it

is not in

the best

interest of the

Company or the

beneficial
owners of

Securities to

continue to

have a

Global Security

representing all

of the

Securities held

by a
Depository, the

Company may,

at its

option, execute,

and the

Trustee will

authenticate and

deliver,
Securities in

definitive form

to the

Depository in

exchange for

all or

a portion

of the

Global Security.
Promptly after any such exchange

of Securities in definitive

form for all or a portion

of the Global Security
pursuant to this

paragraph, the Company shall

promulgate regulations governing registration

of transfers
and exchanges of

Securities in definitive

form, which regulations

shall be reasonably

satisfactory to the
Trustee and shall thereafter bind every Holder of such Securities.
Section 312.

Extension of Interest Payment.

The Company shall have the right at any

time, so
long as the Company is not in default

in the payment of interest on the Securities of

any series hereunder,
to extend interest payment periods

on all Securities of one

or more series, if so

specified as contemplated
by Section 301

with respect to such

Securities and upon such terms

as may be specified

as contemplated
by Section 301

with respect to such Securities. If the Company ever so extends any such interest payment period, the Company shall promptly notify the Trustee in writing.
Section 313.

CUSIP Numbers and ISINs
.

The Company in issuing

any Series of Securities

may
use “CUSIP” numbers

and ISINs (if

then generally in

use) and, if

so, the Trustee

shall use “CUSIP”

numbers
and ISINs in notices as

a convenience to Holders; provided,

however, that any such

notice may state that
no representation is

made as to

the correctness of

such numbers either

as printed on

the Securities or

as
contained in any

notice (including a

notice of redemption

or exchange) and

that reliance may

be placed
only on

the other

identification numbers

printed on

the Securities,

and any

such notice

or notice

of
redemption or exchange shall not be affected by

any defect in or omission
  of such numbers. The Company

shall promptly

notify the

Trustee in

writing of

any change

in the

CUSIP and/or

ISIN or

other similar
number.
ARTICLE IV

SATISFACTION

AND DISCHARGE
Section 401.

Satisfaction and Discharge of Indenture.
(a)

This Indenture shall upon Company Request

cease to be of

further effect (except
as to

any surviving

rights of

registration of

transfer or

exchange of

Securities herein

expressly
provided for), and

the Trustee,

at the expense

of the Company,

shall execute proper

instruments
acknowledging satisfaction and discharge of this Indenture, when either
(i)

all Securities theretofore

authenticated and delivered

(other than (i)
Securities which have been destroyed, lost or

stolen and which have been replaced or

paid
as provided in Section 306

and (ii) Securities

that are deemed

paid and discharged

pursuant
to Section 403 ) have been delivered to the Trustee for cancellation; or
(ii)

all such Securities not theretofore

delivered to the Trustee for cancellation
(1)

have become due and payable, or
(2)

will become due and

payable at their Stated

Maturity within one
year, or
(3)

are to be

called for redemption

pursuant to Article

XI hereof under
arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, or
(4)

are deemed

paid and

discharged pursuant

to
Section 403 , as
applicable,
and the Company, in the case of clause (i), (ii) or

(iii) above, has deposited or caused

to be
deposited with the Trustee as trust

funds in trust for such

purpose an amount of (a)

money,
or (b)

(I) Eligible

Obligations which

through the

payment of

interest and

principal in
respect thereof in accordance

with their terms

will provide on or

before the Stated

Maturity
or Redemption Date,

as the case

may be, money

in an amount,

or (II) a

combination of
money or Eligible Obligations

as provided in clause

(I) above, in each

case sufficient, in
the opinion

of a

nationally recognized firm

of independent

certified public

accountants
expressed in a written

certification thereof delivered to the

Trustee, to pay

and discharge
the entire

indebtedness on

such Securities

not theretofore

delivered to

the Trustee

for
cancellation, for principal

(and premium, if

any) and interest,

if any,

to the date

of such
deposit (in

the case

of Securities

that have

become due

and payable)

or to

the Stated
Maturity or Redemption Date, as the case may be;
(iii)

The Company

has paid

or caused

to be

paid all

other sums

payable
hereunder by the Company; and
(iv)

upon satisfaction

of the

conditions set

forth herein

and upon

written
request of

the Company

accompanied by

an Officers’

Certificate and

an Opinion

of

Counsel complying

with
Section 1.02
, the

Trustee shall

acknowledge in

writing the
discharge the Company’s obligations under

the Securities of such

Series and this Indenture
other than the surviving obligations.
Notwithstanding the satisfaction and

discharge of this

Indenture, the obligations of

the Company
to the Trustee under Section 607
, the obligations of the

Trustee to any Authenticating Agent

under
Section
614

and, if money or Eligible Obligations have been deposited with the

Trustee pursuant to subclause (B)
of clause (1) of this Section or if money

or Eligible Obligations shall have been deposited with or received by the

Trustee pursuant

to
Section 403
, the

obligations of

the Trustee

under
Section 402

and the

last
paragraph of Section 1003

shall survive.
(b)

Upon satisfaction and discharge of this Indenture as provided in this Section 401 , the Trustee

shall assign, transfer

and turn over

to the Company,

subject to

the lien

provided by
Section 607
, any

and all

money, securities

and other

property then held

by the

Trustee for

the
benefit of

the Holders

of the

Securities other

than money and

Eligible Obligations

held by

the
Trustee pursuant to Section 402 .
Section 402.

Application of Trust Money.
(a)

Neither the Eligible

Obligations nor the

money deposited with

the Trustee pursuant
to Section 403(e)
, nor the principal or interest

payments on any such Eligible Obligations,

shall be
withdrawn or used

for any purpose

other than, and

shall be held

in trust for,

the payment of

the
principal of

and premium, if

any, and

interest, if any,

on the

Securities or portions

of principal
amount thereof in respect of which such deposit was made, all subject, however, to the provisions of Section 1003
; provided, however,

that, so long

as there shall

not have occurred

and be continuing
an Event of Default,

any cash received from such

principal or interest payments on

such Eligible
Obligations deposited with

the Trustee,

if not then

needed for such

purpose, shall, to

the extent
practicable, be invested at the written direction of the

Company in Eligible Obligations of the type
described in Section 403(e)(2)(A)

maturing at such

times and in such

amounts as shall

be sufficient
to pay when due the principal of and premium, if any,

and interest, if any, due

and to become due
on such Securities or

portions thereof on and

prior to the Maturity

thereof, and interest earned

from
such reinvestment shall be paid over to the Company as

received by the Trustee, free and clear

of
any trust, lien

or pledge under

this Indenture except

the lien provided

by
Section 607 ; and provided,
further, that, so

long as there shall

not have occurred and

be continuing an Event

of Default, any
moneys held by the Trustee

in accordance with this Section on the

Maturity of all such Securities
in excess of the amount

required to pay the principal

of and premium, if any,

and interest, if any,
then due on such

Securities shall be paid over

to the Company free

and clear of any trust,

lien or
pledge under this Indenture except the lien provided by Section 607 .
(b)

The Company shall

pay and shall

indemnify the Trustee

against any tax,

fee or
other charge

imposed on or

assessed against Eligible

Obligations deposited pursuant

to
Section
401, 403 or

1007

or the interest and

principal received in respect

of such obligations other

than any
payable by or on behalf of Holders.
Section 403.

Satisfaction, Discharge and

Defeasance of Securities

of Any Series.

The Company
shall be deemed

to have paid

and discharged the

entire indebtedness on all

the Outstanding Securities of
any series or Tranche, or

any portion of the principal amount thereof,

on the 91st day after the

date of the
deposit referred to

in subparagraph (e)

hereof, and the

provisions of this

Indenture, as it

relates to such
Outstanding Securities of such

series, shall be satisfied

and discharged and shall no

longer be in effect (and
the Trustee,

at the

expense of

the Company,

shall at

Company Request

execute proper

instruments
acknowledging the same), except as to:

(a)

the rights of

Holders of Securities of

such series to receive,

solely from the trust
funds described in subparagraph (e)

hereof, (i) payment of the

principal of (and premium, if

any)
and each installment of

principal of (and premium,

if any) or

interest, if any,

on the Outstanding
Securities of such series,

or portions thereof,

on the Stated

Maturity of such principal

or installment
of principal

or interest

or to

and including

the Redemption

Date irrevocably

designated by

the
Company pursuant to subparagraph (k)

hereof and (ii) the benefit

of any mandatory sinking fund
payments applicable to

the Securities of

such series on

the day on

which such payments are

due
and payable in accordance with the terms of this Indenture and the Securities of such series;
(b)

the obligations of the Company and the Trustee

with respect to such Securities of
such series under
Sections 304, 305,

306, 614, 1002,

1003

and
1203

and, if the

Company shall
have irrevocably designated

a Redemption Date

pursuant to subparagraph

(k) hereof,
Sections 1104
and 1106 ; and
(c)

the Company’s obligations

with respect to

the Trustee under
Section 607 ; provided
that, the following conditions shall have been satisfied:
(d)

the Company

has deposited

or caused

to be

irrevocably deposited

(except as
provided in Section 402
) with the

Trustee as trust

funds in trust,

specifically pledged as security
for, and dedicated solely to, the benefit of the

Holders of the Securities of such

series, (i) money in
an amount, or (ii) (A) Eligible Obligations which through the payment of interest and principal in
respect thereof in

accordance with their

terms will provide

on or before

the due date

of any payment
referred to in clause (x)

or (y) of this subparagraph

(e) money in an amount or

(B) a combination
thereof, sufficient, in

the opinion of

a nationally recognized

firm of independent

certified public
accountants expressed

in a

written certification

thereof delivered

to the

Trustee, to

pay and
discharge (x) the

principal of (and

premium, if any)

and each installment

of principal (and

premium,
if any) and

interest, if any, on

such Securities on

the Stated Maturity

of such principal

or installment
of principal

or interest

or to

and including

the Redemption

Date irrevocably

designated by

the
Company pursuant

to subparagraph

(k) hereof

and (y)

any mandatory

sinking fund

payments
applicable to the Securities of such series on the day on which such payments are due and payable in accordance with the terms of this Indenture and of the Securities of such series;
(e)

such deposit will

not result in

a breach or violation

of, or constitute

a default under,
this Indenture or any other agreement or instrument to

which the Company is a party or by

which
it is bound;
(f)

such provision

would not

cause any

Outstanding Securities

of such

series then
listed on

the New

York

Stock Exchange

or other

securities exchange to

be delisted

as a

result
thereof;
(g)

no Event of

Default or event

that with notice

or lapse of

time would become

an
Event of Default with respect to the Securities

of such series has occurred and is continuing

on the
date of such deposit or during the period ending on the 91st day after such date;
(h)

the Company has delivered to the Trustee an Officer’s Certificate and an Opinion
of Counsel to the

effect that (x) the

Company has received from, or

there has been published

by,
the Internal Revenue Service a ruling or (y) there

has been a change in law or regulation occurring
after the date

hereof, to the effect

that Holders of the

Securities of such series

will not recognize
income, gain or

loss for federal

income tax purposes

as a result

of such deposit,

defeasance and
discharge and will

be subject to federal

income tax on the

same amount and in

the same manner

and at the same times, as

would have been the case if such

deposit, defeasance and discharge had
not occurred;
(i)

the Company has delivered to the Trustee an Officer’s Certificate and an Opinion
of Counsel,

each stating

that all

conditions precedent

provided for

relating to

the defeasance
contemplated by this Section have been complied with; and
(j)

if the

Company has deposited or caused to

be deposited money or Eligible
Obligations to pay or discharge

the principal

of (and premium, if any) and interest on the
Outstanding Securities of

a series to

and including a

Redemption Date pursuant

to subparagraph
(e) hereof, such Redemption Date shall be

irrevocably designated by a Board Resolution

delivered
to the Trustee

on or prior

to the date

of deposit of

such money or Eligible

Obligations, and such
Board Resolution shall be accompanied by an irrevocable Company Request that the Trustee give notice of such redemption

in the name

and at the expense

of the Company

not less than 30

nor more
than 60 days prior to such Redemption Date in accordance with Section 1104 .
ARTICLE V

REMEDIES
Section 501.

Events of

Default.

“Event of

Default”, wherever

used herein

with respect

to
Securities of any series, means any one of the following events:
1.

default in

the payment

of any

interest upon

any Security

of that

series when

it
becomes due

and payable,

and continuance

of such

default for

a period

of 30

days; provided,
however, that a valid extension of the interest payment period by the

Company as contemplated in
Section 312

shall not constitute a failure to pay interest for this purpose; or
2.

default in the

payment of the principal

of (or premium, if

any, on)

any Security of
that series at its Maturity; or
3.

default in the deposit of any sinking fund payment, when and as due by the terms of
a Security of that series; or
4.

default in the performance, or breach, of any covenant

or warranty of the Company
in this Indenture

(other than a

covenant or warranty

a default in

whose performance or

whose breach
is elsewhere in

this Section specifically

dealt with or

which has

expressly been included

in this
Indenture solely

for the

benefit of

one or

more series

of Securities

other than

that series),

and
continuance of

such default

or breach

for a

period of

60 days

after there

has been

given, by
registered or certified mail, to the Company by the

Trustee or to the Company and

the Trustee by
the Holders of

at least 25%

in aggregate principal

amount of the

Outstanding Securities of

such
series a written notice specifying

such default or breach and requiring

it to be remedied and stating
that such notice is a “Notice of Default” hereunder; or
5.

the entry by a court

having jurisdiction in the premises

of (A) a decree

or order for
relief in respect of the Company in an involuntary

case or proceeding under any applicable federal
or state

bankruptcy, insolvency,

reorganization or

other similar

law or

(B) a

decree or

order
adjudging the Company a bankrupt or

insolvent, or approving as properly filed

a petition seeking
reorganization, arrangement, adjustment or

composition of or in

respect of the Company

under any
applicable federal or

state law,

or appointing a

custodian, receiver,

liquidator, assignee,

trustee,
sequestrator or other similar

official of the

Company or of any

substantial part of its

property, or

ordering the winding

up or liquidation

of its affairs, and

the continuance of

any such decree

or order
for relief or

any such other decree

or order unstayed

and in effect

for a period

of 60 consecutive
days; or
6.

the commencement by

the Company of

a voluntary case

or proceeding under

any
applicable federal or

state bankruptcy,

insolvency, reorganization

or other similar

law or of

any
other case or proceeding to be adjudicated a bankrupt

or insolvent, or the consent by it to the

entry
of a decree or

order for relief in

respect of the Company

in an involuntary case

or proceeding under
any applicable federal or state

bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy

or insolvency case or proceeding

against it, or the filing

by it of
a petition or

answer or consent

seeking reorganization or relief

under any applicable

federal or state
law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator,

assignee, trustee, sequestrator or similar official of the
Company or of

any substantial part

of its property,

or the making

by it of

an assignment for

the
benefit of creditors,

or the admission

by it in

writing of its

inability to pay

its debts generally

as
they become due,

or the

taking of corporate

action by the

Company in furtherance

of any such
action; or
7.

any other

Event of

Default provided

with respect

to Securities

of such

series as
contemplated by Sections 301

and
901(3) .
Section 502.

Acceleration of Maturity; Rescission and Annulment.

If an Event of Default with
respect to any series or

Tranche of Senior Securities at the

time Outstanding occurs and is

continuing, then,
unless the principal of and interest on such

series or Tranche of Senior Securities has

already become due
and payable, either the Trustee or the Holders of a majority in aggregate principal amount of such series

or
Tranche of Senior Securities

then outstanding, by notice in

writing to the Company (and

to the Trustee

if
given by such Holders), may declare the principal

of and interest on all the Senior Securities of

such series
or Tranche (or if any of the Senior Securities are

Original Issue Discount Securities or Indexed Securities,
such portion of the principal amount of such Securities as may be specified in the terms thereof) to be due and payable

immediately and

upon any

such declaration

the same

shall become

immediately due

and
payable, anything in

this Indenture or

in the Senior

Securities of such

series or Tranche

contained to the
contrary notwithstanding; provided,

however, that

if an Event

of Default has

occurred and is

continuing
with respect to

more than one

series or Tranche of

Senior Securities, the

Trustee or the Holders

of a majority
in aggregate principal amount

of the Outstanding Senior

Securities (or if any

of the Senior

Securities are
Original Issue

Discount Securities

or Indexed

Securities, such

portion of

the principal

amount of

such
Securities as may be specified in

the terms thereof) of all such

series or Tranches (voting as one class)

may
make such declaration

of acceleration, and

not the Holders of

the Senior Securities

of any one of

such series
or Tranches.
If an Event of Default with respect to any series or Tranche of Subordinated Securities at the time
Outstanding occurs and is continuing,

then, unless the principal

of and interest on such

series or Tranche of
Subordinated Securities has

already become due

and payable, either

the Trustee or the

Holders of a

majority
in aggregate principal

amount of the

Subordinated Securities of such

series or Tranche

then outstanding,
by notice in

writing to the

Company (and to

the Trustee if given

by such Holders),

may declare the principal
of and interest on

all the Subordinated Securities of

such series or Tranche

(or if any of the

Subordinated
Securities are Original

Issue Discount Securities

or Indexed Securities,

such portion of

the principal amount
of such Securities as

may be specified in

the terms thereof) to

be due and payable

immediately and upon
any such declaration the same shall become immediately due and payable, anything in this Indenture or in the Subordinated Securities of

such series contained to

the contrary notwithstanding; provided,

however,
that if an Event of Default has occurred and

is continuing with respect to more than one series or

Tranche
of Subordinated Securities, the

Trustee or the

Holders of a majority

in aggregate principal amount

of the

Outstanding Subordinated Securities (or if any of

the Subordinated Securities are Original Issue Discount
Securities or Indexed

Securities, such portion

of the principal

amount of such

Securities as may

be specified
in the

terms thereof)

of all

such series

or Tranche

(voting as

one class)

may make

such declaration

of
acceleration, and not the Holders of the Subordinated Securities of any

one of such series or Tranches.
In the case of any declaration

of acceleration of the Stated

Maturity of any Original Issue

Discount
Securities or

Indexed Securities

of a

series, the

Company shall

furnish the

Trustee with

an Officer’s
Certificate stating

the amount

of principal

to be

paid to

a Holder

of $1,000

principal amount

of such
Securities.
At any time after

such a declaration of

acceleration with respect

to Securities of any

series has been
made and before a judgment or decree for

payment of the money due has been

obtained by the Trustee as
hereinafter in

this Article

provided, the

Event or

Events of

Default giving

rise to

such declaration

of
acceleration shall,

without further

act, be

deemed to

have been

waived, and

such declaration

and its
consequences shall, without further act, be deemed to have been rescinded and annulled, if
(i)

the Company has

paid or deposited

with the Trustee

a sum sufficient

to
pay
(1)

all overdue interest on all Securities of any such series,
(2)

the principal of (and

premium, if any,

on) any Securities of

such
series that have

become due otherwise

than by such declaration

of acceleration and
interest thereon at the rate or rates prescribed therefor in such Securities,
(3)

to the extent that payment

of such interest is lawful,

interest upon
overdue interest at the rate or rates prescribed therefor in such Securities, and
(4)

all amounts due to the Trustee under Section 607 ; and
all Events of

Default with respect

to Securities of

that series, other

than the non-payment

of the
principal of Securities of that series that have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513 .
No such rescission

shall affect

any subsequent Event

of Default

or impair any

right consequent
thereon.
Section 503.

Collection of Indebtedness and

Suits for Enforcement

by Trustee.

If an Event of
Default described in clause

(1) or (2) of
Section 501

has occurred and is

continuing, the Company shall,
upon demand of

the Trustee, pay

to it, for

the benefit of

the Holders of

the Securities of

the series with
respect to

which such

Event of

Default has occurred,

the whole

amount then

due and

payable on such
Securities for principal (and premium, if

any) and interest, if

any, and, to

the extent that payment of

such
interest shall be

legally enforceable, interest

on any overdue

principal (and premium, if

any) and on

any
overdue interest, at

the rate or

rates prescribed therefor

in such Securities,

and, in addition

thereto, such
further amount as shall be sufficient to cover any amounts due to the Trustee under Section 607 .
If the Company

fails to

pay such amounts

forthwith upon such

demand, the Trustee,

in its

own
name and as trustee of an

express trust, may institute a

judicial proceeding for the collection

of the sums so
due and

unpaid, may prosecute

such proceeding to

judgment or

final decree

and may enforce

the same
against the Company

or any other obligor upon

such Securities and collect

the moneys adjudged or

decreed
to be payable in the manner provided by

law out of the property of the Company

or any other obligor upon
such Securities, wherever situated.

If an Event of Default with respect to Securities

of any series occurs and is continuing,

the Trustee
may in its discretion proceed to protect and enforce its rights and the rights of the Holders of

Securities of
such series by

such appropriate judicial

proceedings as the

Trustee deems

most effectual to

protect and
enforce any such

rights, whether for

the specific enforcement

of any covenant

or agreement in

this Indenture
or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.
Section 504.

Trustee May

File Proofs

of Claim.
In case of

the pendency of

any receivership,
insolvency, liquidation, bankruptcy, reorganization, arrangement,

adjustment, composition or

other judicial
proceeding relative to

the Company or

any other obligor

upon the Securities

or the property

of the Company
or of such other

obligor or their

creditors, the Trustee (irrespective

of whether the

principal of the

Securities
shall then be

due and payable

as therein expressed

or by declaration

or otherwise and

irrespective of whether
the Trustee shall have made any demand on the Company

for the payment of overdue principal or interest)
shall be entitled and empowered, by intervention in such proceeding or otherwise,
(i)

to file and prove a claim

for the whole amount of principal (and

premium,
if any) and interest,

if any,

owing and unpaid in

respect of the Securities

and to file such
other papers or documents as may be necessary or advisable

in order to have the claims of
the Trustee (including any claim for amounts due to the Trustee under Section 607 and of
the Holders allowed in such judicial proceeding, and
(ii)

to collect and receive

any moneys or other

property payable or deliverable
on any such claims and to distribute the same;
and any custodian, receiver,

assignee, trustee, liquidator, sequestrator

or other similar official

in any such
judicial proceeding is hereby authorized by

each Holder to make such payments to

the Trustee and, if

the
Trustee consents to the making of such payments directly to the Holders, to pay to the Trustee any amount
due it under Section 607 .
Nothing herein contained

shall be deemed

to authorize the

Trustee to

authorize or consent

to or
accept or adopt

on behalf of

any Holder any

plan of reorganization,

arrangement, adjustment

or composition
affecting the Securities or the rights of

any Holder thereof or to authorize the Trustee

to vote in respect of
the claim of any Holder in any such proceeding.
Section 505.

Trustee May

Enforce Claims

Without Possession

of Securities or

Coupons.

All
rights of action

and claims under

this Indenture or

the Securities or

coupons may be

prosecuted and enforced
by the Trustee without the

possession of any of the Securities or coupons or

the production thereof in any
proceeding relating thereto, and any such

proceeding instituted by the Trustee

shall be brought in its

own
name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the amounts due to

the Trustee under
Section 607
, be for the

ratable benefit of the

Holders of the Securities
and coupons in respect of which such judgment has been recovered.
Section 506.

Application of Money Collected.

Any money collected by the Trustee pursuant to
this Article shall be applied in the following order, at the date or dates fixed by the Trustee, and, in case of the distribution

of such

money on

account of

principal (or

premium, if

any) or

interest, if

any, upon
presentation of the Securities

in respect of which

or for the benefit

of which such money shall

have been
collected and the notation thereon of the payment if only partially paid and upon surrender thereof if fully
paid:
FIRST: To

the payment of all amounts due the Trustee under
Section 607 ;
SECOND: To

the payment

of the

amounts then

due and

unpaid for

principal of

(and
premium, if any) and interest, if any, on the Securities in respect of which or for the benefit of which such

money has been collected,

ratably, without preference or priority

of any kind, according

to the amounts due
and payable on such Securities for principal (and premium, if any) and interest, if any, respectively; and
THIRD: The balance, if any, to the Company.
The Trustee

may fix a

record date (with

respect to Registered Securities)

and payment date

for any such
payment to Holders of Securities.
Section 507.

Limitation on Suits.

No Holder of any Security of any series

shall have any right
to institute any proceeding, judicial

or otherwise, with respect to this

Indenture, or for the appointment

of a
receiver or trustee, or for any other remedy hereunder, unless
1.

such Holder has previously

given written notice to the

Trustee of a continuing Event
of Default with respect to the Securities of that series;
2.

the Holders of not less than a majority in aggregate principal amount of the
Outstanding Securities of all

series of Senior Securities

in respect of which

an Event of Default

has
occurred and is continuing, considered as one

class, shall have made written request to the

Trustee
to institute proceedings in respect

of such Event of Default

in its own name as

Trustee hereunder if
such holder is a Holder of Senior Securities or the Holders of not less than a majority in aggregate principal amount of the

Outstanding Securities of all

series of Subordinated Securities

in respect of
which an Event of

Default has occurred and

is continuing, considered

as one class, shall

have made
written request to the

Trustee to institute proceedings in

respect of such Event

of Default in its

own
name as Trustee hereunder if such Holder is a Holder of Subordinated Securities;
3.

such Holder or Holders have

offered to the Trustee indemnity against the

reasonable
costs, expenses and liabilities to be incurred in compliance with such request;
4.

the Trustee for 60 days

after its receipt of

such notice, request and

offer of indemnity
has failed to institute any such proceeding; and
5.

no direction

inconsistent with

such written

request has

been given

to the

Trustee
during such

60-day period

by the

Holders of

a majority

in aggregate

principal amount

of the
Outstanding Securities of all series;
it being understood and intended

that (subject to
Section 508
) no one or more

of such Holders shall have
any right in any manner whatever by virtue

of, or by availing of, any provision of this

Indenture to affect,
disturb or prejudice

the rights of

any other of

such Holders, or

to obtain or

to seek to

obtain priority or
preference over any

other of such Holders

or to enforce

any right under this

Indenture, except in

the manner
herein provided and for the equal and ratable benefit of all of such Holders.
Section 508.

Unconditional Right

of Holders

to Receive

Principal, Premium

and Interest.

Notwithstanding any other

provision in this

Indenture, the Holder

of any Security

shall have the

right, which
is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to
Section 307
) interest,

if any,

on such

Security on

the Stated

Maturity or

Maturities expressed

in such
Security (or, in the case of redemption, on the Redemption Date, or, in the case of repayment at the option of the Holder, on

the Repayment Date) and to institute suit

for the enforcement of any such payment, and
such rights shall not be impaired without the consent of such Holder.
Section 509.

Restoration of Rights

and Remedies.

If the Trustee

or any Holder

has instituted
any proceeding

to enforce

any right

or remedy

under this

Indenture and

such proceeding

has been
discontinued or

abandoned for

any reason,

or has

been determined

adversely to

the Trustee

or to

such

Holder, then

and in every

such case, subject

to any determination

in such proceeding,

the Company,

the
Trustee and such Holder

shall be restored

severally and respectively

to their former

positions hereunder and
thereafter all

rights and

remedies of

the Trustee

and such

Holder shall

continue as

though no

such
proceeding had been instituted.
Section 510.

Rights and Remedies

Cumulative.
Except as otherwise

provided with respect

to the
replacement or payment of

mutilated, destroyed, lost or

stolen Securities in the

last paragraph of
Section
306
, no right or remedy

herein conferred upon or reserved

to the Trustee or to the Holders

is intended to be
exclusive of any other right

or remedy, and every right and remedy

shall, to the extent permitted by

law, be
cumulative and in addition to every other right

and remedy given hereunder or now or

hereafter existing at
law or in equity or

otherwise. The assertion or

employment of any right or

remedy hereunder, or otherwise,
shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.
Section 511.

Delay or

Omission Not Waiver.

No delay or

omission of the

Trustee or

of any
Holder of any Securities to exercise

any right or remedy accruing upon

any Event of Default shall impair
any such right or

remedy or constitute a

waiver of any such

Event of Default or

an acquiescence therein.
Every right and remedy given

by this Article or by

law to the Trustee

or to the Holders may be

exercised
from time to time, and as often as may be deemed expedient, by the Trustee or by the

Holders, as the case
may be.
Section 512.

Control by Holders.

If an Event of Default shall have occurred and be continuing in respect

of a

series of

Securities, the

Holders of

a majority

in aggregate

principal amount

of the
Outstanding Securities of such

series shall have the

right to direct the

time, method and place

of conducting
any proceeding for any remedy available to

the Trustee, or exercising any trust

or power conferred on the
Trustee, with

respect to the

Securities of such

series or Tranche;

provided, however,

that if an

Event of
Default has occurred

and is continuing

with respect to

more than one

series of Senior

Securities, the Holders
of a majority in aggregate principal

amount of the Outstanding Securities of all

such series, considered as
one class, shall have the

right to make such direction,

and not the Holders

of the Senior Securities of

any
one of such series, and if an Event of Default

has occurred and is continuing with respect to

more than one
series of Subordinated

Securities, the Holders

of a majority

in aggregate principal amount

of all such series,
considered as one

class, shall have

the right to

make such direction,

and not the

Holders of the Subordinated
Securities of any one of such series; provided, further that
1.

such direction shall not

be in conflict with

any rule of law

or with this Indenture,

and
2.

the Trustee

may take any

other action deemed

proper by the

Trustee which

is not
inconsistent with such direction.
Section 513.

Waiver of

Past Defaults.

The Holders

of not

less than

a majority

in aggregate
principal amount

of the

Outstanding Securities

of any

series may

on behalf

of the

Holders of

all the
Securities of such series waive

any past default hereunder with

respect to such series and its

consequences;
provided that if any

such past default has

occurred with respect

to more than one

series of Senior Securities,
the Holders of

a majority in

aggregate principal amount

of the Outstanding

Securities of all

such series,
considered as one class,

may make such waiver,

and not the Holders

of any one of

such series; provided
further that

if any

such past

default has

occurred with

respect to

more than

one series

of Subordinated
Securities, the Holders of

a majority in aggregate

principal amount of the

Outstanding Securities of all

such
series, considered as one

class, may make such

waiver, and not

the Holders of any

one of such

series, in
each case except a default
1.

in the

payment of the

principal of (or

premium, if any)

or interest,

if any,

on any
Security of such series, or

2.

in respect

of a

covenant or

provision hereof

that under
Section 902

cannot be
modified or amended

without the consent

of the Holder

of each Outstanding

Security of such series
affected.
Upon any such waiver, such

default shall cease to

exist, and any Event

of Default arising therefrom
shall be deemed to have been

cured, for every purpose of

this Indenture; but no such waiver

shall extend to
any subsequent or other default or impair any right consequent thereon.
Section 514.

Undertaking for Costs.

All parties to this Indenture

agree, and each Holder of

any
Security by his

acceptance thereof shall

be deemed to

have agreed, that

any court may

in its

discretion
require, in any suit for the

enforcement of any right or remedy under

this Indenture, or in any suit

against
the Trustee for any action taken, suffered or

omitted by it as Trustee, the filing

by any party litigant in such
suit of an

undertaking to pay

the costs of

such suit, and

that such court

may in its

discretion assess reasonable
costs, including reasonable attorneys’ fees, against any party litigant in such suit, having due regard to the merits and good

faith of the

claims or defenses

made by such

party litigant; but

the provisions of

this Section
shall not

apply to

any suit instituted

by the

Company, to

any suit

instituted by

the Trustee,

to any

suit
instituted by

any Holder,

or group

of Holders,

holding in

the aggregate

more than

10% in

aggregate
principal amount of the Outstanding Securities

of all series in respect

of which such suit may be

brought,
considered as one class, or

to any suit instituted by

any Holder for the enforcement of

the payment of the
principal of

(or premium,

if any)

or interest,

if any,

on any

Security on

or after

the Stated

Maturity or
Maturities expressed in such Security (or,

in the case of redemption,

on or after the Redemption Date,

or,
in the case of repayment at the option of the Holder, on or after the Repayment Date).
Section 515.

Waiver of

Stay or Extension Laws
.

The Company covenants (to the extent

that it
may lawfully do so) that it will not at any

time insist upon, or plead, or in any manner

whatsoever claim or
take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which

may affect the

covenants or the

performance of this

Indenture; and the

Company (to the
extent that it

may lawfully do

so) hereby expressly

waives all benefit

or advantage of

any such law

and
covenants that it will not hinder, delay or

impede the execution of any

power herein granted to the Trustee,
but will suffer and permit the execution of every such power as though no such law had been enacted.
ARTICLE VI

THE TRUSTEE
Section 601.

Certain Duties and Responsibilities.
(a)

Except during the continuance of an Event of Default

with respect to Securities of
any series,
(i)

the Trustee undertakes

to perform, with

respect to Securities

of such series,
such duties

and only

such duties

as are

specifically set

forth in

this Indenture,

and no
implied covenants or obligations shall be read into this Indenture against the

Trustee; and
(ii)

in the

absence of bad

faith on its

part, the

Trustee may,

with respect to
Securities of

such series,

conclusively rely,

as to

the truth

of the

statements and

the
correctness of the opinions

expressed therein, upon certificates

or opinions furnished

to the
Trustee and conforming to the

requirements of this Indenture; but in the

case of any such
certificates or

(iii)

opinions which

by any

provision hereof

are specifically

required to

be
furnished to the

Trustee, the Trustee shall

be under a

duty to examine

the same to

determine
whether or not they conform to the requirements of this Indenture.
(b)

If an Event of Default with respect

to Securities of any series has occurred

and is
continuing, the Trustee

shall exercise, with respect

to Securities of such

series, such of the

rights
and powers vested

in it by

this Indenture, and use

the same degree

of care and skill

in their exercise,
as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.
(c)

No provision

of this

Indenture shall

be construed

to relieve

the Trustee

from
liability for its own negligent

action, its own negligent failure

to act, or its own

willful misconduct,
except that
(i)

this subsection shall not be construed to limit the effect of sub-section (a)
of this Section;
(ii)

the Trustee shall not

be liable for

any error of judgment

made in good

faith
by a

Responsible Officer,

unless it

shall be

proved that

the Trustee

was negligent

in
ascertaining the pertinent facts;
(iii)

the Trustee shall not

be liable with respect to any action

taken or omitted
to be taken by it in good

faith in accordance with the

direction of the Holders of

a majority
in aggregate principal amount of the

Outstanding Securities of any one or

more series, as
provided herein, relating to the

time, method and place of

conducting any proceeding for
any remedy available to

the Trustee, or

exercising any trust or

power conferred upon the
Trustee, under this Indenture with respect to the Securities of such series; and
(iv)

no provision of

this Indenture shall require

the Trustee to

expend or risk
its own

funds or otherwise

incur any financial

liability in the

performance of any

of its
duties hereunder,

or in

the exercise

of any

of its

rights or

powers, if

it has

reasonable
grounds for believing

that repayment of

such funds or

adequate indemnity against

such risk
or liability is not reasonably assured to it.
(d)

Whether or

not therein expressly

so provided, every

provision of

this Indenture
relating to the

conduct or affecting

the liability of

or affording protection

to the Trustee

shall be
subject to the provisions of this Section.
Section 602.

Notice of Defaults.

Within 90 days after

the occurrence of any default hereunder
with respect to the Securities

of any series, the Trustee shall send

electronically or by mail

to all Holders of
Securities of

such series

entitled to

receive reports

pursuant to
Section 704(3
) (and,

if Unregistered
Securities of

that series

are outstanding,

shall cause

to be

published at

least once

in an

Authorized
Newspaper in The

City of New

York and, if Securities of

that series are

listed on any

stock exchange outside
of the United States, in the city

in which such stock exchange is located) notice

of such default hereunder
known to the Trustee, unless such default

shall have been cured or

waived; provided, however, that, except
in the case

of a default in

the payment of the

principal of (or premium,

if any) or

interest, if any,

on any
Security of such series or in the payment of any sinking fund installment with respect to Securities of such
series, the Trustee shall be

protected in withholding such

notice if and so

long as it in

good faith determines
that the

withholding of such

notice is in

the interest of

the Holders of

Securities of such

series. For the
purpose of this Section, the term “default” means any event that is,

or after notice or lapse of time or both
would become, an Event of Default with respect to Securities of such series.

Section 603.

Certain Rights

of Trustee.

Subject to

the provisions of
Section 601

and to

the
applicable provisions of the Trust Indenture Act :
(a)

the Trustee may

rely and shall

be protected in

acting or refraining

from acting upon
any resolution, certificate,

statement, instrument, opinion,

report, notice, request,

direction,
consent, order, bond,

debenture, note, other evidence of

indebtedness or other paper or

document
reasonably believed by it

to be genuine and

to have been signed

or presented by the

proper party
or parties;
(b)

any request

or direction

of the

Company mentioned herein

shall be

sufficiently
evidenced by a Company Request

or Company Order, or

as otherwise expressly provided herein,
and any resolution of the Board

of Directors may be sufficiently evidenced

by a Board Resolution;
(c)

whenever in the

administration of this

Indenture the Trustee shall

deem it desirable
that a matter be

proved or established prior to

taking, suffering or omitting any

action hereunder,
the Trustee

(unless other evidence

be herein specifically

prescribed) may,

in the absence

of bad
faith on its part, rely upon

an Officer’s Certificate or a certificate of an

officer or officers delivered
pursuant to Section 301

and such Officer’s Certificate or certificate of an officer or officers, in the absence of negligence or

bad faith on the part

of the Trustee, shall be full

warrant to the Trustee for
any action taken,

suffered or omitted

by it under

the provisions of

this Indenture upon

the faith
thereof;
(d)

the Trustee may consult

with counsel and

the written advice

of such counsel or

any
Opinion of Counsel shall be

full and complete authorization and

protection in respect of any

action
taken, suffered or omitted by it hereunder in good faith and in reliance thereon;
(e)

the Trustee

shall be

under no obligation

to exercise any

of the

rights or

powers
vested in

it by

this Indenture

at the

request or

direction of

any of

the Holders

pursuant to

this
Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that

might be incurred by it in compliance with such
request or direction;
(f)

the Trustee shall not

be bound to make any investigation into

the facts or matters
stated in any

resolution, certificate, statement,

instrument, opinion, report,

notice, request,
direction, consent, order,

bond, debenture, note, other

evidence of indebtedness or

other paper or
document, but the

Trustee, in

its discretion, may

make such further

inquiry or investigation

into
such facts

or matters

as it

may see fit,

and, if

the Trustee

shall determine to

make such further
inquiry or investigation, it shall

(subject to applicable legal

requirements) be entitled to

examine,
during normal business hours, the

books, records and premises of the

Company, personally or

by
agent or attorney;
(g)

in no event shall the Trustee be responsible or liable for special, indirect, punitive or consequential loss

or damage of

any kind whatsoever

(including, but not

limited to, loss

of profit)
irrespective of whether the Trustee has

been advised of the likelihood of such loss or

damage and
regardless of the form of action;
(h)

the Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the

Trustee had actual knowledge thereof or

unless written notice
of any event which is in

fact such a default is received

by the Trustee at the Corporate Trust Office
of the Trustee, and such notice references the Securities and the Indenture;

(i)

the rights,

privileges, protections, immunities

and benefits given

to the

Trustee,
including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the

Trustee in

each of

its capacities

hereunder, and

each agent,

custodian and

other Person
employed to act hereunder;
(j)

the Trustee

may execute

any of

the trusts

or powers

hereunder or

perform any
duties hereunder either

directly or by

or through agents

or attorneys and

the Trustee shall

not be
responsible for any misconduct or

negligence on the part of

any agent or attorney appointed

with
due care by it hereunder; no

Depository or Paying Agent shall be deemed

an agent of the Trustee
and the Trustee shall not be responsible for any act or omission by any of them.
(k)

the permissive rights

of the Trustee

enumerated herein shall

not be construed

as
duties;
(l)

the Trustee may request

that the Company deliver an Officer’s

Certificate setting
forth the

names of individuals

and/or titles of

officers authorized

at such

time to

take specified
actions pursuant to this Indenture; and
(m)

the Trustee

shall not

be required

to give

any bond

or surety

in respect

of the
performance of its powers and duties hereunder.
Section 604.

Not Responsible

for Recitals

or Issuance

of Securities.

The recitals

contained
herein and

in the

Securities, except

the Trustee’s

certificate of

authentication, shall

be taken

as the
statements of the

Company, and the Trustee

or any Authenticating

Agent assumes no

responsibility for their
correctness. The Trustee

makes no representations as

to the validity or

sufficiency of this Indenture

or of
the Securities

of any

series or

any coupons.

The Trustee

or any

Authenticating Agent

shall not

be
accountable for the use

or application by the Company

of Securities or the

proceeds thereof. The Trustee
shall not be responsible for and makes no representations as to the Company’s ability or authority to issue
the Unregistered Securities or the lawfulness thereof.
Section 605.

May Hold Securities.

The Trustee, any Authenticating Agent, any Paying Agent,
any Security Registrar

or any other

agent of the

Company or the

Trustee, in

its individual or

any other
capacity, may

become the

owner or

pledgee of

Securities and,

subject to
Sections 608

and
613 , may
otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating
Agent, Paying Agent, Security Registrar or such other agent.
Section 606.

Money Held in Trust.

Money held by the Trustee

or by any Paying Agent (other
than the Company

if the

Company shall act

as Paying Agent)

in trust hereunder

need not be

segregated
from other funds except to

the extent required by law.

Neither the Trustee nor

any Paying Agent shall be
liable for interest on any money received by it hereunder except as expressly provided herein or otherwise agreed with the Company.
Section 607.

Compensation and Reimbursement.

The Company agrees
1.

to pay

to the

Trustee from

time to

time reasonable

compensation for

all services
rendered by it

hereunder (which compensation

shall not be

limited by any

provision of law

in regard
to the compensation of a trustee of an express trust);
2.

except as

otherwise expressly

provided herein,

to reimburse

the Trustee

upon its
request for all reasonable expenses,

disbursements and advances incurred or made

by the Trustee
in accordance with any provision

of this Indenture (including

the reasonable compensation and the

expenses and disbursements of its agents and counsel), except any such expense, disbursement or
advance as may be attributable to its negligence, willful misconduct or bad faith;

and
3.

to indemnify the

Trustee for,

and to hold

it harmless against,

any loss, liability

or
expense reasonably incurred without

negligence, willful misconduct

or bad faith on

its part, arising
out of

or in connection

with the acceptance

or administration of

the trust or

trusts hereunder or
performance of its

duties hereunder, including

the costs and

expenses of defending itself

against
any claim or liability in connection with the exercise

or performance of any of its powers or

duties
hereunder.
As security for the performance of the obligations of the Company under this Section, the Trustee shall be secured by a lien prior to

that of the Securities upon all property

and funds held or collected by the
Trustee as

such. The

obligation of

the Company

under this

Section shall

survive the

satisfaction and
discharge of this Indenture.
When the Trustee

and its agents

and any authenticating

agent incur

expenses or render

services
after an Event of Default

with respect to the Company occurs,

the expenses and the compensation for

the
services are intended to constitute expenses of administration under any bankruptcy, insolvency or similar laws.
Section 608.

Disqualification; Conflicting

Interests.
If the

Trustee has

or acquires

any
conflicting interest

within the

meaning of

the Trust

Indenture Act

with respect

to the

Securities of

any
series, it shall either eliminate

such conflicting interest or resign to

the extent, in the manner

and with the
effect, and subject to the

conditions, provided in the Trust

Indenture Act and this Indenture. For purposes
of Section 310(b)(1)

of the

Trust Indenture

Act and

to the

extent permitted thereby,

the Trustee,

in its
capacity as

trustee in

respect of

the equally ranked

and unsecured Securities

of any series,

shall not be
deemed to have

a conflicting interest arising

from its capacity

as trustee in

respect of the

equally ranked
and unsecured Securities

of any other

series under this

Indenture or any

securities issued under

the Indenture
dated as of [

] between the Company and

the Trustee [specifically describe other outstanding

indentures
with the Trustee].
Section 609.

Corporate Trustee

Required; Eligibility.

There shall

at all

times be

a Trustee
hereunder that shall be a

corporation organized and doing business under

the laws of the United

States of
America, any State thereof or the District of Columbia (or such other Person as may be permitted to act as
Trustee by

the Commission),

authorized under

such laws

to exercise

corporate trust

powers, having

a
combined capital and surplus of

at least $50,000,000, subject to

supervision or examination by federal

or
state authority and

qualified and eligible

under this Article,

provided that, neither

the Company nor

any
Affiliate of the Company may

serve as

Trustee of any Securities.

If such corporation publishes reports

of
condition at

least annually,

pursuant to

law or

to the

requirements of

said supervising

or examining
authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed

to be

its combined

capital and

surplus as

set forth

in its

most recent

report of

condition so
published. If at any time the Trustee ceases to be

eligible in accordance with the provisions

of this Section,
it shall resign immediately in the manner and with the effect hereinafter specified in this Article.
Section 610.

Resignation and Removal; Appointment of Successor.
(a)

No resignation

or removal

of the

Trustee and

no appointment

of a

successor
Trustee pursuant to this Article

shall become effective until the acceptance of

appointment by the
successor Trustee in accordance with the applicable requirements of Section 611 .
(b)

The Trustee may resign

at any time with

respect to the Securities of

one or more
series by

giving written

notice thereof

to the

Company. If

the instrument

of acceptance

by a

successor Trustee

required by
Section 611

has not been

delivered to the

Trustee within 30

days
after the

giving of

such notice

of resignation,

the resigning

Trustee may

petition any

court of
competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.
(c)

The Company may

at any time

by a Board

Resolution remove the

Trustee with
respect to the Securities of any or all series.
(d)

The Trustee may

be removed at

any time with

respect to the

Securities of any

series
by Act of the Holders of a majority in aggregate principal amount of the

Outstanding Securities of
such series, delivered to the Trustee and to the Company.
(e)

If at any time:
(i)

the Trustee fails to comply with Section 608

with respect to the Securities
of any series, after

written request therefor

by the Company

or by any

Holder who has been
a bona fide Holder of a Security of such series for at least six months,

or
(ii)

the Trustee ceases to be

eligible under
Section 609

and fails to resign

after
written request therefor by the Company or by any such Holder, or
(iii)

the Trustee becomes incapable of acting or becomes adjudged a bankrupt or insolvent or a receiver

of the Trustee or of its

property is appointed or any

public officer
takes charge

or control

of the

Trustee or

of its

property or

affairs for

the purpose

of
rehabilitation, conservation or liquidation,
(iv)

then, in any such case, subject to Section 514 , any Holder who has been a bona fide Holder

of a Security

for at least

six months may,

on behalf of

himself and all
others similarly situated, petition

any court of competent

jurisdiction for the removal

of the
Trustee with

respect to

all Securities

and the

appointment of

a successor

Trustee or
Trustees.
(f)

If the Trustee resigns, is removed or becomes incapable

of acting, or if a vacancy
shall occur in

the office

of Trustee

for any cause,

with respect to

the Securities of

one or more
series, the Company, by

a Board Resolution,

shall promptly appoint

a successor Trustee or

Trustees
with respect to

the Securities of

that or those

series (it being

understood that any

such successor
Trustee may be appointed with

respect to the Securities

of one or more

or all of such

series and that
at any time there

shall be only one

Trustee with respect

to the Securities of

any particular series)
and shall comply with

the applicable requirements of
Section 611
. If, within

one year after

such
resignation, removal or incapability,

or the occurrence of

such vacancy, a

successor Trustee with
respect to the Securities of any

series is appointed by Act of the Holders

of a majority in aggregate
principal amount of

the Outstanding Securities

of such series

delivered to the

Company and the
retiring Trustee,

the successor Trustee

so appointed shall,

forthwith upon its

acceptance of such
appointment in accordance with

the applicable requirements of
Section 611 , become the successor
Trustee with

respect to

the Securities

of such

series and

to that

extent supersede

the successor
Trustee appointed by

the Company.

If no successor

Trustee with respect

to the Securities

of any
series has

been so

appointed by

the Company

or the

Holders and

accepted appointment

in the
manner required by Section 611
, any Holder who

has been a bona

fide Holder of a

Security of such
series for

at least

six months

may, subject

to
Section 514
, on

behalf of

himself and

all others
similarly situated, petition any court

of competent jurisdiction for the

appointment of a successor
Trustee with respect to the Securities of such series.

(g)

The Company shall

give notice of

each resignation and

each removal of

the Trustee
with respect to

the Securities of

any series and

each appointment of

a successor Trustee with

respect
to the Securities of

any series by mailing written

notice of such event

by first-class mail, postage
prepaid, to all

Holders of Securities of

such series entitled to

receive reports pursuant to
Section
704(3)

and, if any Unregistered Securities

are outstanding, by publishing

notice of such event once
in an Authorized Newspaper

in The City of

New York and, if any Unregistered

Securities are listed
on any stock

exchange outside of

the United States,

in the city

in which such

stock exchange is
located. Each notice shall include the name of the

successor Trustee with respect to the Securities
of such series and the address of its Corporate Trust Office.
(h)

All provisions of this Section except

subparagraph (d) and
Section 611(b)

(except
for the last

clause, after omitting

the words “after

deducting all amounts

owed to the

retiring Trustee
pursuant to Section 607 ,” which shall apply) shall apply also to any Paying Agent located outside the United States and its possessions.
Section 611.

Acceptance of Appointment by Successor.
(a)

In case of

the appointment hereunder

of a

successor Trustee

with respect to

the
Securities of all series, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the

resignation or

removal of

the retiring

Trustee shall

become effective

and such
successor Trustee, without

any further act,

deed or conveyance, shall

become vested with

all the
rights, powers, trusts and duties of

the retiring Trustee; but, on

the request of the Company or the
successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to

such successor Trustee

all the rights,

powers and trusts

of the retiring
Trustee and shall duly

assign, transfer and deliver

to such successor

Trustee all property and

money
held by such retiring

Trustee hereunder, subject nevertheless to

its lien provided

for in
Section 607 .
(b)

In case of

the appointment hereunder

of a

successor Trustee

with respect to

the
Securities of one or more (but

not all) series, the Company, the retiring Trustee and

each successor
Trustee with respect to the

Securities of one or more series

shall execute and deliver an indenture
supplemental hereto wherein each successor Trustee shall accept such appointment and which (1)
shall contain such provisions

as shall be necessary

or desirable to transfer

and confirm to, and

to
vest in, each successor Trustee all

the rights, powers, trusts and duties of the retiring Trustee with
respect to the Securities of that or those series to which the appointment of such successor Trustee
relates, (2) if

the retiring Trustee

is not retiring

with respect to

all Securities, shall

contain such
provisions as shall be

deemed necessary or desirable

to confirm that all

the rights, powers, trusts
and duties of the

retiring Trustee with

respect to the Securities

of that or those

series as to which
the retiring Trustee is

not retiring shall continue to

be vested in the

retiring Trustee, and

(3) shall
add to

or change any

of the provisions

of this Indenture

as shall

be necessary to

provide for or
facilitate the administration of the trusts hereunder

by more than one Trustee,

it being understood
that nothing herein or in such supplemental indenture shall constitute such

Trustees co-trustees of
the same trust and that each such Trustee shall be

trustee of a trust or trusts hereunder

separate and
apart from

any trust

or trusts

hereunder administered by

any other

such Trustee;

and upon

the
execution and delivery

of such supplemental

indenture the resignation

or removal of

the retiring
Trustee shall

become effective

to the

extent provided therein

and each

such successor

Trustee,
without any further act, deed or

conveyance, shall become vested with

all the rights, powers, trusts
and duties of the retiring Trustee

with respect to the Securities of that or

those series to which the
appointment of such

successor Trustee relates;

but, on request

of the Company

or any successor
Trustee, such retiring Trustee shall

duly assign, transfer

and deliver to such

successor Trustee, after
deducting all amounts

owed to the retiring

Trustee pursuant to
Section 607
, all property

and money

held by such

retiring Trustee hereunder

with respect to

the Securities of

that or those

series to which
the appointment of such successor Trustee relates.
(c)

Upon request of any

such successor Trustee, the

Company shall execute any and
all instruments for more fully

and certainly vesting in and confirming

to such successor Trustee all
such rights, powers and trusts

referred to in paragraph (a)

or (b) of this Section,

as the case may

be.
(d)

No successor

Trustee shall

accept its

appointment unless

at the

time of

such
acceptance such successor Trustee shall be qualified and eligible under this Article.
Section 612.

Merger,

Conversion, Consolidation or Succession

to Business.

Any corporation
into which the

Trustee may be

merged or converted

or with which

it may be

consolidated, or any

corporation
resulting from

any merger,

conversion or

consolidation to

which the

Trustee shall

be a

party, or

any
corporation succeeding to

all or substantially

all the

corporate trust business

of the Trustee,

shall be the
successor of

the Trustee

hereunder, provided

such corporation shall

be otherwise

qualified and

eligible
under this Article, without the execution

or filing of any paper or

any further act on the part

of any of the
parties hereto. In case any Securities

shall have been authenticated, but not

delivered, by the Trustee then
in office, any successor

by merger, conversion

or consolidation to such authenticating Trustee

may adopt
such authentication and

deliver the Securities

so authenticated with

the same effect

as if such

successor
Trustee had itself authenticated such Securities.

In case any Securities shall

not have been authenticated by
such predecessor Trustee,

any such successor

Trustee may authenticate

and deliver such

Securities, in either
its own name or that of its

predecessor Trustee, with the full force and

effect which this Indenture provides
for the certificate of authentication of the Trustee.
Section 613.

Preferential Collection

of Claims Against

Company.

The Trustee

shall comply
with TIA § 311(a), excluding any creditor relationship listed in TIA § 311(b). A Trustee who has resigned or been removed shall be subject to TIA § 311(a) to the extent indicated therein.
Section 614.

Appointment of

Authenticating Agent.

At any

time when

any of

the Securities
remain Outstanding the Trustee

may appoint an Authenticating Agent

or Agents (which may include

any
Person that

owns, directly or

indirectly, all

of the capital

stock of the

Trustee or

a corporation that

is a
wholly-owned subsidiary of

the Trustee

or of

such other

Person) with

respect to

one or

more series

of
Securities, or any Tranche

thereof, that shall be

authorized to act on

behalf of the Trustee

to authenticate
Securities of

such series

or Tranche

issued upon

original issuance, exchange,

registration of

transfer or
partial redemption thereof or

pursuant to
Section 306
, and Securities so

authenticated shall be entitled

to
the benefits of

this Indenture and

shall be valid

and obligatory for

all purposes as if

authenticated by the
Trustee hereunder. The Trustee shall send

written notice of

such appointment electronically

or by first-class
mail, postage

prepaid, to

all Holders

of Securities

of the

series or

Tranche with

respect to

which such
Authenticating Agent will serve, and which are entitled to receive reports pursuant to Section 704(3)

and,
if any Unregistered

Securities are outstanding, by

publishing notice of

such event once

in an Authorized
Newspaper in The City of New York

and, if any Unregistered Securities are listed on

any stock exchange
outside of the

United States, in

the city in

which such stock

exchange is located.

Wherever reference is
made in

this Indenture

to the

authentication and

delivery of

Securities by

the Trustee

or the

Trustee’s
certificate of authentication,

such reference shall

be deemed

to include authentication

and delivery on

behalf
of the

Trustee by

an Authenticating Agent

and a

certificate of authentication

executed on behalf

of the
Trustee by an

Authenticating Agent. Each Authenticating Agent

shall be acceptable to

the Company and
shall at

all times be

a corporation organized

and doing business

under the laws

of the

United States of
America, any state thereof or the

District of Columbia, authorized

under such laws to act

as Authenticating
Agent, having a

combined capital and

surplus of not

less than $1,000,000

and subject to

supervision or
examination by federal

or state authority.

If such Authenticating

Agent publishes reports

of condition at
least annually, pursuant

to law or to the requirements

of said supervising or examining authority,

then for

the purposes of

this Section, the

combined capital and

surplus of such

Authenticating Agent

shall be deemed
to be its combined capital and

surplus as set forth in its

most recent report of condition so published.

If at
any time an Authenticating

Agent ceases to be

eligible in accordance with

the provisions of this

Section,
such Authenticating Agent

shall resign

immediately in

the manner

and with

the effect

specified in

this
Section.
Any corporation into which an Authenticating

Agent may be merged or converted or

with which it
may be consolidated, or any corporation resulting from

any merger, conversion

or consolidation to which
such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or

corporate trust

business of

an Authenticating

Agent, shall

continue to

be an
Authenticating Agent, provided such

corporation shall be otherwise

eligible under this Section,

without the
execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.
An Authenticating Agent may

resign with respect

to one or more

series of Securities at

any time
by giving written notice thereof to

the Trustee and to the Company. The Trustee may at any time terminate the agency of

an Authenticating Agent with

respect to one

or more series of

Securities by giving written
notice thereof

to such

Authenticating Agent

and to

the Company.

Upon receiving

such a

notice of
resignation or

upon such

a termination,

or in

case at

any time

such Authenticating

Agent ceases

to be
eligible in

accordance with the

provisions of this

Section, the Trustee

may appoint a

successor
Authenticating Agent that is

acceptable to the Company

and shall provide notice

of such appointment to

all
Holders of Securities of the series or Tranche with respect to which such Authenticating Agent will serve, as provided in

paragraph (a) of

this Section. Any successor

Authenticating Agent upon acceptance

of its
appointment hereunder

shall become

vested with

all the

rights, powers

and duties

of its

predecessor
hereunder, with like effect as if originally named as

an Authenticating Agent. No successor

Authenticating
Agent shall

be appointed

unless eligible under

the provisions

of this

Section. An Authenticating

Agent
appointed pursuant to this Section shall be entitled to rely on Sections 111, 308, 604

and
605

hereunder.
The Company agrees

to pay to

each Authenticating Agent

from time to

time reasonable
compensation for its services under this Section.
If an appointment with

respect to the Securities

of one or more

series, or any Tranche

thereof, is
made pursuant

to this

Section, the

Securities of

such series

or Tranche

may have

endorsed thereon,

in
addition to

the Trustee’s

certificate of

authentication, an

alternate certificate

of authentication

in the
following form:
This is

one of

the Securities

of the

series designated

pursuant to

and issued

under the

within-
mentioned Indenture.

[________________] As Trustee

By

As Authenticating Agent on behalf of the Trustee

By

Authorized Officer of Authenticating Agent

Dated:

If all of the Securities of a

series may not be originally issued at one

time, and if the Trustee

does
not have an office capable

of authenticating Securities

upon original issuance

located in a Place

of Payment
where the

Company wishes

to have

Securities of

such series

authenticated upon

original issuance,

the
Trustee, if so requested by the Company in writing

(which writing need not comply with
Section 102

and
need not be accompanied by an Opinion of Counsel), shall appoint, in accordance with this Section and in accordance with such procedures as shall be acceptable to the Trustee, an Authenticating Agent (which, if so requested by the Company, may be an Affiliate

of the Company) having

an office in a Place of Payment
designated by the Company with respect to such series of Securities.
ARTICLE VII

HOLDERS’ LISTS AND REPORTS BY TRUSTEE AND COMPANY
Section 701.

Company to Furnish Trustee

Names and Addresses

of Holders.

If the Trustee

is
not the Registrar, the Company will furnish or cause to be furnished to the Trustee
(a)

semi-annually, not later than the 15th day

after each Regular Record

Date for each
series of Registered Securities

at the time Outstanding

or on June 30

and December 31 of

each year
with respect to each series

of Securities for which

there are no Regular

Record Dates, a list,

in such
form as

the Trustee

may reasonably require,

containing all the

information in the

possession or
control of

the Company,

or any

of its

Paying Agents

other than

the Trustee,

of the

names and
addresses of the Holders

of Registered Securities of such

series, including Holders of interests

in
Global Securities, as of such preceding

Regular Record Date or on June 15

or December 15, as the
case may be, or, in

the case of a

series of non-interest bearing

Securities, on a date

to be determined
as contemplated pursuant to Section 301 , and
(b)

at such other times as the Trustee may request in writing, within

30 days after the
receipt by the Company

of any such request,

a list of similar

form and content as

of a date not

more
than 15 days prior to the time

such list is furnished.
Section 702.

Preservation of Information; Communications to Holders.
(a)

The Trustee

shall preserve, in

as current a

form as is

reasonably practicable, the
names and addresses of

Holders of Registered Securities

contained in the most

recent list furnished
to the Trustee

as provided in
Section 701

and the names and

addresses of Holders

of Registered
Securities received by

the Trustee in its

capacity as Security

Registrar or Paying

Agent. The Trustee
may destroy

any list

furnished to

it as

provided in
Section 701

upon receipt

of a

new list

so
furnished.
(b)

If three or more Holders

(herein referred to as “applicants”)

apply in writing to the
Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security
for a period

of at least

six months preceding

the date of

such application, and

such application states
that the applicants desire to communicate with other Holders with respect to their rights under this
Indenture or

under the

Securities and

is accompanied

by a

copy of

the form

of proxy

or other
communication that such

applicants propose to

transmit, then the

Trustee shall, within five

business
days after the receipt of such application, at its election, either
(i)

afford such applicants access

to the information preserved at

the time by
the Trustee in accordance with Section 702(a) , or

(ii)

inform such applicants

as to the

approximate number of

Holders whose
names and

addresses appear

in the

information preserved at

the time

by the

Trustee in
accordance with Section 702(a
), and as to

the approximate cost of

mailing to such Holders
the form of proxy or other communication, if any, specified in such application.
If the Trustee elects

not to afford such

applicants access to

such information, the

Trustee shall, upon
the written

request of

such applicants,

mail to

each Holder

whose name

and address

appear in

the
information preserved at the time by the

Trustee in accordance with
Section 702(a)

a copy of the form of
proxy or other communication that is specified

in such request, with reasonable promptness after

a tender
to the Trustee by the applicants of the material to be mailed and of payment, or provision for the payment, of the reasonable

expenses of mailing, unless

within five days after

such tender the Trustee

shall mail to
such applicants and file with the Commission, together with a copy of the material to be mailed, a written
statement to the effect

that, in the opinion

of the Trustee, such

mailing would be contrary

to the best interest
of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If

the Commission, after

opportunity for a

hearing upon the

objections specified in

the written
statement so filed, enters

an order refusing to sustain

any of such objections or

if, after the entry of

an order
sustaining one or more of such objections, the Commission finds, after notice and opportunity for hearing, that all the objections

so sustained have been met

and enters an order so

declaring, the Trustee shall

mail
copies of such material

to all such Holders

with reasonable promptness

after the entry of

such order and the
renewal of such tender by

such applicants; otherwise the Trustee shall

be relieved of any obligation

or duty
to such applicants respecting their application.
(c)

Every Holder of Securities or coupons, by receiving and holding the same, agrees with the Company

and the Trustee that neither

the Company nor

the Trustee nor any

agent of either
of them shall

be held accountable

by reason of

the disclosure of

any such information

as to the
names and addresses

of the Holders

in accordance with
Section 702(b)
, regardless of

the source
from which such

information was derived,

and that the

Trustee shall

not be held

accountable by
reason of mailing any material pursuant to a request made under Section 702(b) .
Section 703.

Reports by Trustee
.

At any time

Securities are outstanding,

(a) within 60

days after
May 15 of each year commencing

with the year 2012, the Trustee

shall transmit by mail to all

Holders of
Registered Securities of any series, as their names and addresses appear in the Security Register and to all other Holders who are entitled to receive reports

pursuant to Section 704(3), a brief report

dated as of such
May 15 with

respect to any

of the following

events which may

have occurred within

the previous 12

months
(but if no such event has occurred within such period no report need be transmitted):
1.

any change to its

eligibility under
Section 609

and its qualifications under
Section
608 ;
2.

the creation of

or any material

change to a

relationship specified in paragraphs

(1)
through (10) of Section 310(b ) of the Trust Indenture Act;
3.

the character and amount

of any advances (and

if the Trustee

elects so to state,

the
circumstances surrounding the

making thereof) made

by the Trustee (as

such) which remain

unpaid
on the date

of such report,

and for the

reimbursement of which

it claims or

may claim a

lien or
charge, prior to that

of the Securities

of such series

or any related

coupons, on any

property or funds
held or collected by

it as Trustee,

except that the Trustee

shall not be required

(but may elect) to
report such advances

if such advances

so remaining unpaid

aggregate not more

than one-half of
1% of the principal amount of the Securities of such series Outstanding on the date of such report;
4.

the amount, interest

rate and maturity

date of all

other indebtedness owing

by the
Company (or by any other obligor on the

Securities of such series) to the Trustee

in its individual

capacity, on

the date

of such

report, with

a brief

description of

any property

held as

collateral
security therefor, except an indebtedness based upon a creditor relationship arising in any manner
described in paragraphs (2), (3), (4) or (6) of Section 311(b)

of the Trust Indenture Act;
5.

any change

to the

property and

funds, if

any, physically

in the

possession of

the
Trustee as such on the date of such report;
6.

any additional issue of Securities

which the Trustee has not previously

reported; and
7.

any action taken by the

Trustee in the

performance of its duties hereunder

which it
has not previously reported

and which in its opinion

materially affects the Securities

of such series,
except action in respect of

a default, notice of which

has been or is to be

withheld by the Trustee in
accordance with Section 602 .
(b)

The Trustee shall

transmit by mail to

all Holders of

Registered Securities of any
series, as

their names and

addresses appear in

the Security Register

and to

all Holders who

are
entitled to receive reports

pursuant to
Section 704(3)
, a brief

report with respect to

the character
and amount of

any advances (and if

the Trustee elects

so to state, the

circumstances surrounding
the making

thereof) made

by the

Trustee (as

such) since

the date

of the

last report

transmitted
pursuant to subsection (a)

of this Section (or

if no such report

has yet been so

transmitted, since the
date of execution of this instrument) for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities of such series, on property or funds held or collected by it as Trustee

and which it

has not

previously reported pursuant

to this

subsection, except that

the
Trustee shall not

be required (but may elect)

to report such advances

if such advances remaining
unpaid at any time

aggregate 10% or less

of the principal amount

of the Securities of

such series
Outstanding at such time, such report to be transmitted within 90 days after such time.
(c)

A copy of each

such report shall, at

the time of such

transmission to Holders, be
filed by

the Trustee

with each

stock exchange

upon which

any Securities

are listed,

with the
Commission and with

the Company.

The Company will

notify the Trustee

in writing when

any
Securities are listed on any stock exchange.
Section 704.

Reports by Company.

The Company shall:
1.

file with the Trustee,

within 45 days after the

Company is required to file

the same
with the Commission,

copies of the

annual reports and

of the information,

documents and other
reports (or copies

of such portions of

any of the

foregoing as the

Commission may from time

to
time by

rules and

regulations prescribe)

that the

Company may

be required

to file

with the
Commission pursuant to Section 13 or

Section 15(d) of the Securities

Exchange Act of 1934; or, if
the Company is

not required to

file information, documents

or reports pursuant

to either of

said
Sections, then

it shall

file with

the Trustee

and the

Commission, in

accordance with

rules and
regulations prescribed

from time

to time

by the

Commission, such

of the

supplementary and
periodic information, documents

and reports that

may be required

pursuant to Section

13 of the
Securities Exchange Act

of 1934 in

respect of a

security listed and

registered on a

national securities
exchange as may be prescribed from time to time in such rules and regulations;
2.

file with the Trustee

and the Commission, in accordance with

rules and regulations
prescribed by the Commission, such

additional information, documents and

reports with respect to
compliance by the

Company with the

conditions and covenants

of this Indenture

as may be

required
from time to time by such rules and regulations; and

3.

transmit electronically or

by mail

to all

Holders of

Registered Securities, as

their
names and addresses appear in the

Security Register, to such Holders of Unregistered

Securities as
have, within the two

years preceding such transmission,

filed their names and

addresses with the
Trustee for

that purpose

and to

each Holder

whose name and

address is

then preserved

on the
Trustee’s list pursuant to the first sentence

of
Section 702(a)
, within 30 days

after the filing thereof
with the Trustee,

such summaries of any

information, documents and reports

required to be filed
by the Company pursuant to paragraphs

(1) and (2) of this Section

as may be required by rules

and
regulations prescribed from time to time by the Commission.
Delivery of such reports, information and documents to the Trustee hereunder is for informational purposes only and the Trustee’s

receipt of such does not constitute constructive notice

of any information
contained therein

or determinable

from information

contained therein,

including the

Company’s
compliance with any of its

covenants hereunder (as to which the

Trustee is entitled to

rely exclusively on
Officers’ Certificates or certificates delivered pursuant to Section 1006 ).
ARTICLE VIII

CONSOLIDATION, MERGER, CONVEYANCE OR

TRANSFER
Section 801.

Company May Consolidate, Etc Only on Certain

Terms.

The Company shall not
consolidate with or merge into any other

corporation or convey, transfer or

lease all or substantially all of
its properties and assets to any Person, unless:
1.

the corporation formed by such consolidation or into which the Company is merged
or the

Person that

acquires by

conveyance, transfer

or lease

the properties

and assets

of the
Company substantially as

an entirety shall be

a Person organized and

existing under the laws

of the
United States of America,

any State thereof or

the District of Columbia

and shall expressly

assume,
by an indenture supplemental hereto, executed

and delivered to the Trustee, in form satisfactory to
the Trustee, the due and punctual payment of the

principal of (and premium, if any)

and interest, if
any, on all

the Outstanding Securities and the performance of every covenant of this

Indenture on
the part of the Company to be performed or observed;
2.

immediately after giving

effect to such transaction, no

Event of Default and

no event
that, after notice or lapse of time

or both, would become an Event of

Default, shall have occurred
and be continuing;
3.

the Company has delivered to the Trustee an Officer’s Certificate and an Opinion of
Counsel, each

stating that

such consolidation,

merger, conveyance,

transfer or

lease and

such
supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been met.
Section 802.

Successor Corporation

Substituted.

Upon any

consolidation or

merger or

any
conveyance, transfer

or lease

of all

or substantially

all the

properties and

assets of

the Company

in
accordance with Section 801
, the successor

corporation formed by

such consolidation or

into which the
Company is

merged or

to which

such conveyance,

transfer or

lease is

made shall

succeed to,

and be
substituted for, and may

exercise every right

and power of,

the Company under

this Indenture with

the same
effect as if such

successor corporation had been named as

the Company herein and thereafter,

in the case
of a conveyance, transfer or

lease of properties and assets

of the Company substantially

as an entirety, such
conveyance, transfer or lease shall have the effect of releasing the

Person named as the “Company” in the
first paragraph of this

instrument or any successor

corporation which shall theretofore have

become such
in the manner prescribed in this Article from its liability as obligor and maker on any of the Securities.

ARTICLE IX

SUPPLEMENTAL INDENTURES
Section 901.

Supplemental Indentures Without Consent of Holders.

Without the consent of any
Holders, the Company

and the

Trustee, at

any time and

from time to

time, may enter

into one or

more
indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:
1.

to evidence the succession of

another Person to the Company

and the assumption by
any such successor of the covenants of the Company herein and in the Securities; or
2.

to add to the

covenants of the Company for

the benefit of the

Holders of all or

any
series of Securities, or any Tranche

thereof (and if such covenants are to

be for the benefit of less
than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series), or to surrender any right or power herein conferred upon the Company; or
3.

to add any additional Events of Default

with respect to all or any series

of Securities
Outstanding hereunder; or
4.

to add to or change any of the provisions of this Indenture to such extent as shall be necessary to

permit or

facilitate the

issuance of

Securities in

bearer form,

registrable or

not
registrable as to principal, and with or without interest coupons; or
5.

to change or

eliminate any of

the provisions of

this Indenture, or

to add

any new
provision to this

Indenture, in respect

of one or

more series or

Tranches of

Securities; provided,
however, that any such

change, elimination or addition (A) shall

neither (i) apply to any

Security
Outstanding on the

date of such

indenture supplemental hereto

nor (ii)

modify the rights

of the
Holder of

any such

Security with

respect to

such provision

in effect

prior to

the date

of such
indenture supplemental hereto or (B) shall become effective only when no Security of such series
or Tranche remains Outstanding; or
6.

to secure

the Securities

pursuant to

the requirements

of any

covenant on

liens in
respect of such series of Securities or otherwise; or
7.

to establish

for the

issuance of

and establish the

form or

terms and

conditions of
Securities of any series

or Tranche as

permitted by Section 301,

and to establish the

form of any
certificates required

to be

furnished pursuant

to the

terms of

this Indenture

or any

series of
Securities; or
8.

to provide for uncertificated Securities in addition to or in place of all, or any series or Tranche of, certificated Securities; or
9.

to evidence and provide for

the acceptance of appointment hereunder by

a separate
or successor Trustee or co-trustee with respect to the Securities of one or more series and to add to
or change any of

the provisions of this

Indenture as shall be necessary

to provide for or

facilitate
the administration of the trusts hereunder

by more than one Trustee,

pursuant to the requirements
of Section 611(b) ; or
10.

to change

any place

or places

where (a)

the principal

of or

premium, if

any, or
interest, if any,

on all or any series

of Securities, or any Tranche

thereof, shall be payable, (b)

all
or any series of Securities, or any Tranche thereof, may be surrendered for registration or transfer,

(c) all or any series of

Securities, or any Tranche thereof, may

be surrendered for exchange and (d)
notices and demands to

or upon the

Company in respect of

all or any series

of Securities, or any
Tranche thereof, and this Indenture may be served;
11.

to cure any

ambiguity, to

correct or supplement

any provision herein

that may be
defective or inconsistent with any other provision herein, provided such action shall not adversely affect the interests of the Holders of Securities of any series or Tranche in any material respect; or
12.

to make any other provisions with respect to

matters or questions arising under this
Indenture, provided

such action

shall not

adversely affect

the interests

of the

Holders of

any
Securities of any series or Tranche Outstanding on the

date of such indenture supplemental hereto.
Without limiting the generality of

the foregoing, if the Trust

Indenture Act as in effect at

the date
of the execution and delivery of this Indenture or at any time thereafter becomes amended and
(x) if

any such

amendment requires

one or

more changes

to any

provisions hereof

or the
inclusion herein of any

additional provisions, or by

operation of law is

deemed to effect such

changes or
incorporate such provisions

by reference or

otherwise, this Indenture

shall be deemed

to have been

amended
so as to

conform to such amendment

to the Trust

Indenture Act, and the

Company and the Trustee

may,
without the consent of any Holders, enter into an indenture supplemental hereto to effect or evidence such changes or additional provisions; or
(y) if

any such

amendment permits

one or

more changes

to, or

the elimination

of, any
provisions hereof that, at the date hereof or

at any time thereafter, are

required by the Trust Indenture

Act
to be contained

herein (or if it

is no longer

required by the TIA

for the Indenture to

contain one or more
provisions), this Indenture

shall be deemed

to have been

amended to effect

such changes or

elimination,
and the

Company and

the Trustee

may, without

the consent

of any

Holders, enter

into an

indenture
supplemental hereto to evidence such amendment hereof; or
(z) if,

by reason of any such amendment, it

shall be no longer necessary for

this Indenture to
contain one or

more provisions that, at

the date of

the execution and

delivery hereof, are required

by the
Trust Indenture Act to be contained herein, the Company and the Trustee may, without the consent of any
Holders, enter into an indenture supplemental hereto to effect the elimination of such provisions.
Section 902.

Supplemental Indentures With Consent of Holders.
(a)

Except as set forth in paragraph (c)

below, with the consent

of the Holders of not
less than

a majority

in aggregate

principal amount

of the

Senior Securities

of all

series then
Outstanding (considered as one class), the Company, when authorized by a resolution of its Board of Directors (which resolution

may provide general terms

or parameters for

such action and may
provide that the specific terms

of such action may be determined

in accordance with or pursuant

to
a Company Order), and the

Trustee may, from time to time and at any

time, enter into an indenture
or indentures supplemental hereto for the

purpose of adding any provisions to

or changing in any
manner or eliminating any of the provisions of this

Indenture or of any supplemental indenture or
of modifying in

any manner the

rights of the

Holders of the

Securities of each

such series or

Tranche
or of the Coupons appertaining to such

Securities or of modifying in any manner the

rights of the
Holders of Securities

of such series

or Tranche

under this Indenture;

provided, however,

that if
there are

Senior Securities

of more

than one

series Outstanding

hereunder and

if a

proposed
supplemental indenture shall directly affect the rights of the Holders of Senior

Securities of one or
more, but less

than all, of

such series, then

the consent only

of the Holders

of a majority

in aggregate
principal amount of the Outstanding Securities of all series so directly affected, considered as one class, shall be required; and provided, further,

that if the Securities of any series have been

issued
in more than one

Tranche and if the proposed

supplemental indenture shall

directly affect the rights

of the Holders

of Senior Securities

of one or

more, but less

than all, of

such Tranches,

then the
consent only

of the

Holders of

a majority

in aggregate

principal amount

of the

Outstanding
Securities of all Tranches

so directly affected, considered as one class, shall be required.
(b)

Except as set forth in paragraph (c)

below, with the consent

of the Holders of not
less than a majority in aggregate principal amount of the Subordinated Securities of all series then
Outstanding (considered as one class), the Company, when authorized by a resolution of its Board of Directors (which resolution

may provide general terms

or parameters for

such action and may
provide that the specific terms

of such action may be determined

in accordance with or pursuant

to
a Company Order), and the

Trustee may, from time to time and at any

time, enter into an indenture
or indentures supplemental hereto for the

purpose of adding any provisions to

or changing in any
manner or eliminating any of the provisions of this

Indenture or of any supplemental indenture or
of modifying in any manner the rights of the Holders

of the Securities of each such series or of

the
Coupons appertaining to such

Securities or of modifying in

any manner the rights

of the Holders
of Securities of

such series or

Tranche under

this Indenture; provided,

however, that if

there are
Subordinated Securities of more

than one series Outstanding

hereunder and if a

proposed
supplemental indenture shall directly affect the rights of the Holders of Subordinated Securities of one or more, but less than all, of such series, then

the consent only of the Holders of a majority in
aggregate principal amount of the

Outstanding Securities of all series

so directly affected,
considered as one class, shall be required; and provided, further, that if the Securities of any series
have been

issued in

more than

one Tranche

and if

the proposed

supplemental indenture

shall
directly affect the rights of the

Holders of Subordinated Securities of

one or more, but less than

all,
of such Tranches, then the consent only

of the Holders of a majority

in aggregate principal amount
of the Outstanding Securities of all Tranches so directly affected, considered as one class, shall be required.
(c)

No such supplemental indenture

or waiver shall, without

the consent of the

Holder
of each Outstanding Security affected thereby,
(i)

change the

Stated Maturity

of the

principal of,

or any

installment of
principal of or interest on, any Security, or reduce the principal amount thereof or the rate
of interest thereon (or

the amount of any

installment of interest thereon)

or any premium
payable upon

the redemption

thereof, or

change the

method of

calculating the

rate of
interest thereon,

or reduce

the amount

of the

principal of

an Original

Issue Discount
Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to

Section 502, or

change the coin

or currency (or

other property) in

which,
any Security

or any

premium or

the interest

thereon is

payable, or

impair the

right to
institute suit

for the

enforcement of

any such

payment on

or after

the Stated

Maturity
thereof (or, in

the case of redemption, on

or after the Redemption Date,

or, in the

case of
repayment at the

option of the

Holders, on or

after the Repayment Date),

or modify any
provisions of this

Indenture with respect

to the conversion

or exchange of

the Securities
into Securities

of another

series or

into any

other debt

or equity

securities in

a manner
adverse to the Holders, or
(ii)

reduce the percentage in

principal amount of

the Outstanding Securities

of
any series, or any Tranche

thereof, the consent of whose Holders is

required for any such
supplemental indenture,

or the

consent of

whose Holders

is required

for any

waiver of
compliance with certain provisions

of this Indenture or

certain defaults hereunder and

their
consequences provided for in this indenture, or

(iii)

modify any of the

provisions of this

Section,
Section 513

or
Section 1007 ,
except to increase

any such percentage or

to provide that

certain other provisions of

this
Indenture cannot

be modified

or waived

without the

consent of

the Holder

of each
Outstanding Security

affected thereby,

provided, however,

that this

clause shall

not be
deemed to require the

consent of any Holder

with respect to changes

in the references to
“the Trustee” and concomitant changes

in this Section and
Section 1007
, or the deletion

of
this proviso, in accordance with the requirements of Sections 611(b)

and
901(9).
A supplemental

indenture that

changes or

eliminates any

covenant or

other provision

of this
Indenture that

has expressly

been included

solely for

the benefit

of one

or more

particular series

of
Securities, or one or more Tranches thereof, or that modifies the rights of the Holders of Securities of such
series or Tranches with respect to such

covenant or other provision, shall

be deemed not to affect the

rights
under this Indenture of the Holders of Securities of any other series or Tranche.
It shall not be

necessary for any Act of

Holders under this Section

to approve the particular form
of any proposed supplemental

indenture, but it shall

be sufficient if such

Act shall approve the

substance
thereof. A waiver by a Holder of such

Holder’s rights to consent under this Section shall

be deemed to be
a consent of such Holder.
Section 903.

Execution of Supplemental

Indentures
.

In executing, or

accepting the additional
trusts created by, any supplemental

indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the

Trustee shall be entitled to

receive, and (subject
to Section 601 ) shall
be fully

protected in

relying upon,

an Officer’s

Certificate and

an Opinion

of Counsel

stating that

the
execution of

such supplemental

indenture is

authorized or

permitted by

this Indenture

and that

such
amendment, supplement

or waiver

is the

legal, valid

and binding

obligation the

Company, enforceable
against it in accordance with its

terms, subject to customary exceptions, and complies

with the provisions
hereof (including Section 905
). The

Trustee may,

but shall

not be

obligated to,

enter into

any such
supplemental indenture that affects the

Trustee’s own

rights, duties or immunities under

this Indenture or
otherwise.
Section 904.

Effect of

Supplemental Indentures.

Upon the

execution of

any supplemental
indenture under this

Article, this Indenture

shall be modified

in accordance therewith,

and such
supplemental indenture shall form a part of this Indenture for all purposes;

and every Holder of Securities
theretofore or thereafter authenticated and delivered hereunder shall be bound thereby. Any supplemental
indenture permitted by this

Article may restate this

Indenture in its entirety,

and, upon the execution

and
delivery thereof, any

such restatement shall

supersede this Indenture

as theretofore in

effect for all

purposes.
Section 905.

Conformity With

Trust Indenture

Act.

Every supplemental

indenture executed
pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.
Section 906.

Reference in

Securities to Supplemental

Indentures.

Securities of any

series, or
any Tranche thereof,

authenticated and delivered

after the execution

of any supplemental

indenture pursuant
to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as
to any matter provided for in

such supplemental indenture. If the Company so determines,

new Securities
of any

series, or

any Tranche

thereof, and

any appertaining coupons

so modified as

to conform, in

the
opinion of the

Trustee and the Company, to

any such supplemental

indenture may be

prepared and executed
by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series or Tranche and any appertaining coupons.
Section 907.

Revocation and

Effect of

Consents.

Until an

amendment or

waiver becomes
effective, a

consent to

it by

a Holder

of a

Security is

a continuing

consent by

the Holder

and every
subsequent Holder of

a Security or

portion of a

Security that evidences

the same debt

as the consenting

Holder’s Security, even if

notation of the consent is not made on any Security.

However, any such Holder
or subsequent

Holder may revoke

the consent

as to

his Security

or portion

of a

Security if

the Trustee
receives the

notice of

revocation before the

date on

which the

Trustee receives

an Officer’s

Certificate
certifying that the Holders

of the requisite principal

amount of Securities have

consented to the amendment
or waiver.

After an amendment or

waiver becomes effective,

it shall bind

every Holder of

each series of
Securities affected by such amendment or waiver.
The Company may, but

shall not be obligated to, fix

a record date for the purpose

of determining
the Holders entitled to consent to any amendment

or waiver. If a record date is fixed, then notwithstanding
the provisions of

the immediately preceding

paragraph, those persons

who were Holders

at such record

date
(or their duly designated proxies), and only those

persons, shall be entitled to consent to such

amendment
or waiver or to

revoke any consent previously given,

whether or not such

persons continue to be Holders
after such record date.
After an amendment or waiver

becomes effective it shall bind every

Holder, unless it is of the type
described in any of clauses (1) through (3) of Section 902(c) . In such case, the amendment or waiver shall bind each Holder

of a

Security who has

consented to it

and every subsequent

Holder of a

Security that
evidences the same debt as the consenting Holder’s Security.
Section 908.

Modification Without Supplemental Indenture.

If the terms

of any particular series
of Securities have

been established in

a Board Resolution

or an Officer’s

Certificate as contemplated by
Section 301
, and not in

an indenture supplemental hereto,

additions to, changes in

or the elimination of

any
of such terms may

be effected by means of a

supplemental Board Resolution or

Officer’s Certificate, as the
case may be, delivered to, and accepted by, the Trustee;

provided, however, that such supplemental Board
Resolution or Officer’s Certificate shall not be accepted by the Trustee or otherwise be effective unless all conditions set forth

in this Indenture

that would be

required to be

satisfied if such

additions, changes or
elimination were contained in

a supplemental indenture shall

have been appropriately satisfied.

Upon the
acceptance thereof by the

Trustee, any such

supplemental Board Resolution or

Officer’s Certificate shall
be deemed to be a “supplemental indenture” for purposes of Sections 904

and
906 .
ARTICLE X

COVENANTS
Section 1001.

Payment of Principal, Premium and Interest
.

Subject to the following provisions,
the Company will pay to the Trustee the amounts, in

such coin or currency as is at the time

legal tender for
the payment of public or private debt, in the manner, at the times and for the purposes set forth herein and
in the text of

the Securities for

each series, and

the Company hereby

authorizes and directs

the Trustee from
funds so paid

to it to

make or cause

to be made

payment of the

principal of and

premium, if any, and

interest,
if any, on the Securities and coupons of each

series as set forth herein and

in the text of such Securities

and
coupons. Unless otherwise provided in the Securities of a series, the Trustee will arrange directly with any
Paying Agents for the payment, or the Trustee will make payment, from funds furnished by the Company, of the principal of and premium,

if any, and interest, if any, on the Securities and coupons

of each series by
check or draft. If a payment date is

not a Business Day, payment may be made on the next succeeding date
that is a Business Day.
Unless otherwise provided in the Securities of a series, interest, if any, on Registered Securities of a series shall be paid by check or draft on each Interest Payment Date for such series to the Holder thereof at the close of business

on the relevant record

dates specified in the

Securities of such series.

The Company
may pay such

interest by check

or draft mailed

to such Holder’s

address as it

appears on the

register for
Securities of such

series. Unless otherwise

provided in the

Securities of a

series, principal of

Registered
Securities shall be payable

by check or draft

and only against presentation

and surrender of such

Registered

Securities at the

office of the Paying

Agent, unless the Company

shall have otherwise instructed

the Trustee
in writing.
Unless otherwise

provided in

the Securities

of a

series, (i)

interest, if

any, on

Unregistered
Securities shall be

paid by check

or draft and

only against presentation and

surrender of the

coupons for
such interest installments

as are evidenced

thereby as they

mature and (ii)

original issue discount

(as defined
in Section 1273

of the Code), if

any, on

Unregistered Securities shall be

paid by check or

draft and only
against presentation and surrender of such Securities, in either case at the office of a Paying Agent located outside of the United States and

its possessions, unless the Company has otherwise

instructed the Trustee
in an Officer’s Certificate.

Unless otherwise provided

in the Securities

of a series,

principal of and

premium,
if any, of Unregistered Securities

shall be paid

by check or

draft and only

against presentation and

surrender
of such Securities

as provided in

the Securities of

a series. If

at the time

a payment of

principal of and
premium, if any, or interest,

if any, or original issue discount,

if any, on an Unregistered Security

or coupon
becomes due and the payment

of the full amount

so payable at the

office or offices of all the

Paying Agents
outside the United States and

its possessions is illegal or

effectively precluded because of the imposition

of
exchange controls or other

similar restrictions on the

payment of such amount

in United States currency,
then the Company may instruct the Trustee in an Officer’s Certificate to make such payments at the office of a Paying Agent located in the United States.

The Company hereby covenants and agrees that it

shall not
so instruct

the Trustee

with respect to

payment in the

United States if

such payment would

cause such
Unregistered Security

to be

treated as

a “registration

-required obligation”

under United

States law

and
regulations.
At the election of the

Company, any payments by the Company

provided for in this Indenture

or in
any of the Securities may be made by electronic funds transfer.
Section 1002.

Maintenance of Office

or Agency.

The Company will

maintain in each

Place of
Payment for

any series

of Securities,

or any

Tranche thereof,

an office

or agency

where Registered
Securities, or any Tranche thereof,

of that series may

be surrendered for registration

of transfer or exchange
and a Place of Payment where (subject to Sections 305

and
307 ) Securities may be presented for payment
or exchange and

where notices and

demands to or

upon the Company in

respect of the

Securities of that
series and this Indenture may be served. With respect to

any series of Securities issued in whole or in part
as Unregistered Securities, the Company shall maintain one or more

Paying
Agents located outside

the United States

and its possessions

and shall maintain

such Paying Agents
for a period

of one year

after the principal

of such Unregistered

Securities has become due

and payable.
During any

period thereafter

for which

it is

necessary in

order to

conform to

United States

tax law

or
regulations, the Company

will maintain a

Paying Agent outside

the United States

and its possessions

to
which the Unregistered Securities or coupons appertaining thereto may be presented for payment and will provide the necessary funds therefor to such Paying Agent upon reasonable notice. The Security Registrar shall keep

a register

with respect

to each

series of

Securities issued

in whole

or in

part as

Registered
Securities and to

their transfer and

exchange. The Company

may appoint one

or more co-Security

Registrars
acceptable to the Trustee

and one or more

additional Paying Agents for

each series of Securities,

and the
Company may terminate the appointment

of any co-Security Registrar

or Paying Agent at

any time upon
written notice. The term

“Security Registrar” includes any

co-Security Registrar. The term “Paying

Agent”
includes any additional Paying

Agent. The Company shall

notify the Trustee

of the name and

address of
any Agent not a party to

this Indenture. Subject to
Section 305
, if the Company

fails to maintain a Security
Registrar or Paying Agent, the Trustee

shall act as such. The Company will

give prompt written notice to
the Trustee

of the location,

and any change

in the location,

of such office

or agency.

If at any

time the
Company fails to

maintain any such

required office or

agency or fails

to furnish the

Trustee with the address
thereof, such presentations, surrenders,

notices and demands may

be made or served at the

Corporate Trust
Office of

the Trustee,

and the

Company hereby

appoints the

Trustee as

its agent

to receive

all such
presentations, surrenders, notices and demands.

The Company may also from

time to time designate

one or more other offices

or agencies where
the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to

time rescind such

designations; provided, however, that

no such designation

or rescission shall
in any

manner relieve

the Company of

its obligation

to maintain

an office

or agency

in each

Place of
Payment for Securities

of any series

for such purposes. The

Company will give prompt

written notice to
the Trustee of any such designation or rescission

and of any change in the location

of any such other office
or agency.
In the

case of

Original Issue

Discount Securities

of a

series, the

Company shall,

prior to

any
Redemption Date or any

Repayment Date applicable

thereto, furnish the

Trustee with an

Officer’s
Certificate stating

the amount

of principal

to be

paid to

a Holder

of $1,000

principal amount

of such
Securities.
Anything herein to the

contrary notwithstanding, any

office or agency required

by this Section

may
be maintained at any office of the Company in which event the Company shall perform all functions to be performed at such office or agency.
Section 1003.

Money for Securities

Payments to Be

Held in Trust.
If the Company at

any time
acts as its own Paying Agent with respect to any series of Securities,

or any Tranche thereof, it will, on or
before each due date of the principal of (and premium,

if any) or interest, if any, on any of such Securities,
segregate and hold

in trust for

the benefit of

the Persons entitled

thereto a sum

sufficient to pay the

principal
(and premium, if any)

or interest so

becoming due until such

sums are paid to

such Persons or otherwise
disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.
Whenever the Company has one or more

Paying Agents for any series of Securities,

it will, on or
prior to (and

if on, then

before 11:00 a.m.

(New York

City time)) each

due date of

the principal of

(and
premium, if any)

or interest, if

any, on

such Securities, deposit

with a Paying Agent

a sum sufficient

(in
immediately available funds,

if payment is made

on the due date)

to pay the principal

(and premium, if

any)
or interest so

becoming due, such

sum to be

held in trust

for the benefit

of the Persons

entitled to such
principal, premium or interest, and (unless

such Paying Agent is the Trustee)

the Company will promptly
notify the Trustee of its action or failure so to act.
The Company will cause

each Paying Agent for

any series of Securities,

or any Tranche

thereof,
other than the Trustee,

to execute and deliver

to the Trustee an

instrument in which

such Paying Agent

shall
agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:
1.

hold all sums held by it for the payment of the principal of (and premium, if any) or interest, if any, on Securities

of such series or

Tranche in trust for the

benefit of the

Persons entitled
thereto until such sums are paid to such Persons or otherwise disposed of as herein provided;
2.

give the Trustee

notice of any

default by the

Company (or any

other obligor upon
the Securities of such series or Tranche) in the making of any payment of principal

(and premium,
if any) or interest, if any, on the Securities of such series or Tranche; and
3.

at any time during the

continuance of any such

default, upon the written request

of
the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.
The Company may at any time, for

the purpose of obtaining the satisfaction and

discharge of this
Indenture or for

any other purpose,

pay, or by Company

Order direct any

Paying Agent to

pay, to the Trustee
all sums held in trust by the Company or such Paying

Agent, such sums to be held by the Trustee upon the
same trusts as those

upon which such sums

were held by the

Company or such Paying

Agent; and, upon
such payment by

any Paying Agent

to the Trustee,

such Paying Agent

shall be released

from all further
liability with respect to such money.

Any money deposited with the Trustee or any Paying Agent, or received by the Trustee in respect
of Eligible Obligations deposited

with the Trustee

pursuant to
Section 401, 403

or 10
0
7, or then held

by
the Company, in

trust for the payment of the principal

of (and premium, if any) or

interest, if any,

on any
Security of any series and remaining unclaimed for two

years (or such shorter period for the return of such
moneys to the Company under applicable abandoned property laws) after such principal (and premium, if
any) or interest has

become due and payable

shall be paid to the

Company on Company

Request, or (if then
held by the Company) shall

be discharged from such trust; and

the Holder of such Security

shall thereafter,
as an unsecured

general creditor,

look only to

the Company for

payment thereof, and

all liability of

the
Trustee or such Paying Agent with respect to such trust money,

and all liability of the Company as trustee
thereof, shall

thereupon cease; provided,

however, that

the Trustee

or such

Paying Agent, before

being
required to make any such repayment, may at

the expense of the Company cause to

be published once, in
a newspaper published

in the English language,

customarily published on

each Business Day

and of general
circulation in the

Borough of Manhattan,

The City of

New York, notice that such

money remains unclaimed
and that, after

a date specified

therein, which shall

not be less

than 30 days

from the date

of such publication,
any unclaimed balance of such money then remaining will be repaid to the Company.
Section 1004.

Corporate Existence
. Subject to Article VIII, the Company will do

or cause to be
done all things necessary

to preserve and keep

in full force and

effect its corporate existence,

rights (charter
and statutory) and franchises; provided,

however, that the

Company shall not be required

to preserve any
such right or franchise if, in the

judgment of the Company,

the preservation thereof is no longer desirable
in the conduct of the business of

the Company and the loss thereof is not

disadvantageous in any material
respect to the Holders of Securities of any series or Tranche in any material respect.
Section 1005.

Defeasance of Certain

Obligations
.

The Company may

omit to comply

with its
obligations under the covenants

contained in
Sections 1002, 1004

(except with respect to

maintaining its
corporate existence), 1006 , 1008

and
Article VIII

with respect to any Security or Securities

of any series
or Tranche or any

portion of the

principal amount thereof

(and in respect

of any term,

provision or condition
set forth

in the

covenants or

restrictions specified

for such

Securities pursuant

to
Section 301
, in

any
supplemental indenture, Board

Resolution or Officer’s

Certificate establishing such

Security), provided that
the following conditions shall have been satisfied:
1.

With reference

to this Section,

the Company has

deposited or caused

to be
irrevocably deposited (except as provided in Section 402
) with the Trustee

as trust funds in trust,
specifically pledged

as security for,

and dedicated

solely to,

the benefit

of the

Holders of

such
Securities or portions

thereof, (i) money

in an amount,

or (ii) if

Securities of such

series are not
subject to repayment at the

option of Holders, (A) Eligible

Obligations which through

the payment
of interest and principal

in respect thereof

in accordance with their

terms will provide not

later than
one day before the due date of

any payment referred to in clause

(x) or (y) of this subparagraph (1)
money in

an amount,

or (B)

a combination

thereof, sufficient,

in the

opinion of

a nationally
recognized firm

of independent

certified public

accountants expressed

in a

written certification
thereof delivered to the

Trustee, to pay and discharge

(x) the principal of

(and premium, if

any) and
each installment

of principal

(and premium,

if any)

and interest,

if any,

on the

Outstanding
Securities of such series or portions thereof on the Stated

Maturity of such principal or installment
of principal or premium

or interest or to

and including the

Redemption Date irrevocably

designated
by the Company pursuant to subparagraph (7) of this Section and (y)

any mandatory sinking fund
payments applicable to the Securities

of such series or

portions thereof on the day

on which such
payments are due and payable in

accordance with the terms of

the Indenture and of such Securities
or portions thereof;

2.

Such deposit shall not, as

specified in an Opinion of

Counsel, cause the Trustee with
respect to the Securities of such series to have a conflicting interest as defined in Section 608

and
for purposes of the Trust Indenture Act with respect to the Securities of such series;
3.

Such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to

which the Company is a party or by

which
it is bound;
4.

No Event of Default

or event which with

notice or lapse of

time would become an
Event of Default with respect

to the Securities of such

series shall have occurred

and be continuing
on the date of

such deposit and no

Event of Default specified in
Section 501(6)

or
(7)

shall have
occurred at

any time from

the date

of such

deposit to the

91st calendar day

thereafter (it

being
understood that this condition to defeasance may

not be satisfied until such 91st calendar day after
the date of deposit);
5.

The Company shall

have delivered to

the Trustee an Opinion

of Counsel to the

effect
that Holders of the Securities

of such series will not

realize income, gain or loss

for federal income
tax purposes as a result of such

deposit and defeasance of certain obligations

and will be subject to
federal income tax on

the same amount and

in the same manner

and at the

same times, as would
have been the case if such deposit and defeasance had not occurred;
6.

The Company has delivered

to the Trustee

an Officer’s Certificate

and an Opinion
of Counsel, each stating

that all conditions precedent

herein provided for relating

to the defeasance
contemplated by this Section have been met; and
7.

If the Company

has deposited or

caused to be

deposited money or

Eligible
Obligations to pay or

discharge the principal of

(and premium, if any) and

interest, if any,

on the
Outstanding Securities

of such

series or

portion thereof

to and

including a

Redemption Date
pursuant to subparagraph

(1) of this

Section, such Redemption

Date shall be irrevocably

designated
by a Board Resolution delivered to the Trustee on or prior to the date of deposit of such money or
Eligible Obligations, and such

Board Resolution shall be

accompanied by an irrevocable

Company
Request that

the Trustee

give notice

of such

redemption in

the name

and at

the expense

of the
Company not less than

30 nor more

than 60 days prior

to such Redemption

Date in accordance

with
Section 1104 .
Section 1006.

Statement by

Officers as

to Default.

The Company will

deliver to

the Trustee,
within 120 days

after the end

of each fiscal

year of the

Company ending after

the date hereof,

a written
statement, which need not

comply with
Section 102
, signed by

the principal executive officer, the principal
financial officer or the principal accounting officer of the Company stating, as to each signer thereof,

that
1.

a review of the

activities of the Company

during such year and

of performance under
this Indenture has been made under his supervision, and
2.

to the best of his knowledge, based

on such review, the Company has fulfilled all its
obligations under

this Indenture

throughout such

year, or,

if there

has been

a default

in the
fulfillment of any such

obligation, specifying each such default

known to him and the

nature and
status thereof.
Section 1007.

Waiver of Certain Covenants.

(a)

The Company

may omit

in any

particular instance

to comply

with any

term,
provision or condition set

forth in (i) any

additional covenants or restrictions

specified with respect
to the Senior

Securities of any series,

or any Tranche

thereof, as contemplated by
Section 301

if
before the time for such compliance the Holders

of not less than a majority in

aggregate principal
amount (or such larger

proportion as may be

required in respect of

waiving a past default

of any
such additional covenant

or restriction) of

the Outstanding Securities

of all series

and Tranches
with respect to which

such covenant or restriction

was so specified, considered

as one class, by

Act
of such Holders,

either waives such

compliance in such

instance or generally

waive compliance
with such term,

provision or condition

and (ii)
Sections 1002, 1004, 1006

and
1008

and
Article
VIII

if before the time for such compliance

the Holders of at least a

majority in principal amount
of Senior Securities Outstanding under

this Indenture by Act of

such Holders, either waives such
compliance in such instance

or generally waive compliance

with such term, provision

or condition;
but, in the case

of (i) or (ii)

of this paragraph (a),

no such waiver shall

extend to or affect such

term,
provision or condition

except to the

extent so expressly

waived, and, until

such waiver becomes
effective, the obligations of the Company

and the duties of the Trustee in respect

of any such term,
provision or condition shall remain in full force and effect.
(b)

The Company

may omit

in any

particular instance

to comply

with any

term,
provision or condition set

forth in (i) any

additional covenants or restrictions

specified with respect
to the Subordinated

Securities of any

series, or any Tranche

thereof, as contemplated by

Section
301 if

before the time

for such

compliance the Holders

of not less

than a

majority in aggregate
principal amount (or such larger proportion as

may be required in respect of

waiving a past default
of any

such additional

covenant or

restriction) of

the Outstanding

Securities of

all series

and
Tranches with

respect to which

such covenant or

restriction was so

specified, considered as

one
class, by Act of such

Holders, either waives such compliance in

such instance or generally waive
compliance with such

term, provision or

condition and (ii)
Sections 1002, 1004,

1006

and
1008
and Article VIII
if before

the time

for such

compliance the

Holders of

at least

a majority

in
principal amount

of Subordinated

Securities Outstanding

under this

Indenture by

Act of

such
Holders, either waives such compliance in such instance or generally waive compliance with such term, provision or condition;

but, in the case of

(i) or (ii) of this

paragraph (b), no such

waiver shall
extend to or affect such term, provision or

condition except to the extent so expressly

waived, and,
until such waiver becomes effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.
Section 1008.

Maintenance of Properties.

The Company shall

cause (or, with respect

to property
owned in

common with others,

make reasonable

effort to

cause) all its

properties used or

useful in

the
conduct of its

business to be

maintained and kept

in good condition,

repair and working

order and shall
cause (or, with

respect to property owned

in common with others,

make reasonable effort to

cause) to be
made all necessary

repairs, renewals, replacements,

betterments and improvements

thereof, all as,

in the
judgment of the Company,

may be necessary so that

the business carried on in

connection therewith may
be properly conducted;

provided, however, that

nothing in this

Section shall prevent

the Company from
discontinuing, or causing the discontinuance of,

the operation and maintenance of any

of its properties if,
in the judgment of the Company, such discontinuance (i) is desirable in the conduct of its business and (ii)
will not adversely affect the interests of

the Holders of Securities of any series or Tranche

in any material
respect.

ARTICLE XI

REDEMPTION OF SECURITIES
Section 1101.

Applicability of Article.

Securities of any series, or

any Tranche thereof, that

are
redeemable before their

Stated Maturity (or,

if the principal

of the Securities

of any series

is payable in
installments, the Stated

Maturity of the

final installment of

the principal thereof)

shall be redeemable

in
accordance with

their terms

and (except

as otherwise

specified as

contemplated by
Section 301

for
Securities of any series or Tranche) in accordance with this Article.
Section 1102.

Election to Redeem;

Notice to Trustee.

The election of

the Company to

redeem
any Securities

shall be

evidenced by

a Board

Resolution or

an Officer’s

Certificate. In

case of

any
redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company

(unless a shorter notice is satisfactory
to the

Trustee), notify

the Trustee

in writing

of such

Redemption Date

and of

the principal

amount of
Securities of such series or Tranche to

be redeemed. In the case

of any redemption of Securities

(a) prior to
the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere
in this Indenture, or

(b) pursuant to an

election of the Company that

is subject to a

condition specified in
the terms of such Securities

the Company shall furnish the

Trustee with an Officer’s Certificate evidencing
compliance with such restriction.
Section 1103.

Selection by Trustee

of Securities to Be

Redeemed.

If less than all

the Securities
of any series, or any Tranche thereof, are to be redeemed, the particular Securities to be redeemed shall be selected by

the Trustee

not more

than 45

days prior

to the

Redemption Date

by the

Trustee, from

the
Outstanding Securities of such series or Tranche

not previously called for redemption, by such

method as
is provided for any

particular series, or, in

the absence of any

such provision, by

such method as the

Trustee
deems fair and

appropriate and which may

provide for the

selection for redemption of

portions (equal to
the minimum

authorized denomination

for Securities

of that

series or

Tranche or

any integral

multiple
thereof) of the principal amount

of Securities of such series

or Tranche of

a denomination larger than

the
minimum authorized denomination for

Securities of that series

or Tranche; provided,

however, that if,

as
indicated in an Officer’s

Certificate, the Company has

offered to purchase

all or any principal

amount of
the Securities then Outstanding

of any series, or any

Tranche thereof, and less than all of

such Securities as
to which such

offer was made

have been tendered

to the Company

for such purchase,

the Trustee,

if so
directed by Company Order, shall select for redemption all or any principal amount of such Securities that have not been so tendered.
The Trustee

shall promptly

notify the

Company and

the Security

Registrar in

writing of

the
Securities selected for

redemption and, in

the case of

any Securities selected

for partial redemption,

the
principal amount thereof to be redeemed.
For all purposes of this

Indenture, unless the context otherwise requires, all

provisions relating to
the redemption of Securities shall relate, in the case of any

Securities redeemed or to be redeemed only in
part, to the portion of the principal amount of such Securities that has been or is to be redeemed.
Section 1104.

Notice of Redemption
.

Unless otherwise specified

as contemplated by
Section 301
with respect to any series of Securities,

notice of redemption shall be given electronically or by

first-class
mail, postage prepaid, mailed not

less than 30 nor more than

60 days prior to the Redemption

Date, to each
Holder of Securities to be redeemed, at his address appearing in the Security

Register.
If Unregistered

Securities are

to be

redeemed, notice

of redemption

shall be

published in

an
Authorized Newspaper in The City

of New York

and, if such Securities to

be redeemed are listed on

any
stock exchange outside of the United States,

in the city in which such stock exchange

is located, or in such

other city or cities as may be specified in

the Securities, once in each of two different

calendar weeks, the
first publication to be not less than 30 nor more than 90 days before the redemption date.
All notices of redemption shall state:
1.

the Redemption Date,
2.

the Redemption Price, or the formula

pursuant to which the Redemption Price

is to
be determined if the Redemption Price cannot be determined at the time of notice is given,
3.

if less than

all the Outstanding

Securities of any

series or Tranche

are to be

redeemed,
the identification (and,

in the case

of partial redemption,

the principal amounts)

of the particular
Securities to be redeemed, and the portion of the principal amount of any Security to be redeemed in part and, in the case

of any such Security of

such series to be redeemed

in part, that, on and

after
the Redemption Date, upon surrender of such Security, a new Security or Securities of such series in principal

amount equal

to the

remaining unpaid

principal amount

thereof will

be issued

as
provided in Section 1106 ,
4.

that on

the Redemption Date

the Redemption Price

will become due

and payable
upon each such Security

to be redeemed and,

if applicable, that interest

thereon will cease to

accrue
on and after said date,
5.

the place

or places

where such

Securities and

all unmatured

coupons are

to be
surrendered for payment of the Redemption Price and accrued interest,

if any,
6.

that the redemption is for a sinking fund, if such is the case,
7.

the CUSIP numbers, if

any, assigned to such Securities;

provided however, that such
notice may state

that no representation is

made as to

the correctness of

CUSIP numbers, and the
redemption of such Securities

shall not be affected

by any defect in

or omission of such

number,
and
8.

such other matters as the Company shall deem desirable or appropriate.
Unless otherwise specified

with respect

to any

Securities in

accordance with
Section 301 , with
respect to any notice of redemption

of Securities at the election

of the Company, unless, upon the giving

of
such notice, such Securities

are deemed to have

been paid in accordance

with
Section 401 , such notice may
state that such

redemption shall be

conditional upon the

receipt by the

Paying Agent or

Agents for such
Securities, on or prior to

the date fixed for such

redemption, of money sufficient to

pay the principal of and
premium, if any,

and interest, if

any, on

such Securities and that

if such money has

not been so

received
such notice shall be of no force or effect and the Company

shall not be required to redeem such Securities.
In the event that

such notice of redemption

contains such a condition

and such money is

not so received,
the redemption shall

not be made

and within a

reasonable time thereafter

notice shall be

given, in the

manner
in which the

notice of redemption was

given, that such

money was not

so received and

such redemption
was not required

to be made,

and the Paying

Agent or Agents

for the Securities

otherwise to have

been
redeemed shall promptly return to the Holders thereof any

of such Securities that had been surrendered for
payment upon such redemption.
Notice of redemption of Securities to be redeemed at the election of the Company,

and any notice
of non-satisfaction of

a condition for

redemption as aforesaid,

shall be given

by the Company

or, at

the
Company’s request, by

the Security Registrar in

the name and at

the expense of the

Company. Notice of
mandatory redemption of Securities

shall be given by

the Security Registrar in the

name and at the expense
of the Company.

Section 1105.

Securities Payable on Redemption Date.

Notice of redemption having been given
as aforesaid,

and the

conditions, if

any, set

forth in

such notice

having been

satisfied, the

Securities or
portions thereof

so to

be redeemed

shall, on

the Redemption

Date, become

due and

payable at

the
Redemption Price

therein specified,

and from

and after

such date

(unless the

Company defaults

in the
payment of

the Redemption

Price and

accrued interest,

if any)

such Securities,

or portions

thereof, if
interest-bearing, shall

cease to

bear interest.

Upon surrender

of any

such Security

for redemption

in
accordance with said notice, such Security or portion thereof together with all unmatured coupons, if any,
shall be

paid by

the Company

at the

Redemption Price,

together with

accrued interest,

if any,

to the
Redemption Date but in

the case of Unregistered

Securities installments of interest due

on or prior to

the
Redemption Date will

be payable to

the bearers of

the coupons for

such interest by

check or draft

upon
surrender of such coupons; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption

Date shall be payable

to the Holders of

such Securities, or one

or more Predecessor
Securities, registered as

such at the

close of business

on the relevant

Regular Record Dates

according to
their terms and the provisions of Section 307 .
If any Security called

for redemption shall not

be so paid upon

surrender thereof for redemption,
the principal (and

premium, if any)

shall, until paid,

bear interest from

the Redemption Date

at the rate
prescribed therefor in the Security.
Section 1106.

Securities Redeemed in

Part
.

Any Security that

is to be

redeemed only in

part shall
be surrendered

at a

Place of

Payment therefor

(with, if

the Company

or the

Trustee so

requires, due
endorsement by,

or a written

instrument of transfer

in form satisfactory

to the Company and

the Trustee
duly executed by,

the Holder thereof or his

or her attorney duly authorized

in writing), and the

Company
shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new

Security or Securities

of the same

series, of any

authorized denomination as

requested by
such Holder,

and of

like tenor

and in

aggregate principal

amount equal

to and

in exchange

for the
unredeemed portion of the principal of the Security so surrendered.
ARTICLE XII

SINKING FUNDS
Section 1201.

Applicability of Article.

The provisions of this

Article shall be applicable

to any
sinking fund

for the

retirement of

Securities of

any series,

or any

Tranche thereof,

except as

otherwise
specified as contemplated by Section 301

for Securities of such series or Tranche.
The minimum amount of any sinking fund payment provided for by the terms of Securities of any series, or

any Tranche

thereof, is

herein referred

to as

a “mandatory

sinking fund

payment”, and

any
payment in excess of such

minimum amount provided for by

the terms of Securities of

any series, or any
Tranche thereof, is herein

referred to as an “optional

sinking fund payment”. If provided for

by the terms
of Securities of any series,

or any Tranche

thereof, the cash amount of

any sinking fund payment may

be
subject to

reduction as

provided in
Section 1202
. Each

sinking fund

payment shall

be applied

to the
redemption of Securities

of the series

or Tranche in

respect of which

it was made

as provided for

by the
terms of Securities of such series.
Section 1202.

Satisfaction of Sinking

Fund Payments With

Securities.

The Company (1)

may
deliver Outstanding Securities

of a

series or

Tranche (other

than any

previously called

for redemption)
together, in the case of

Unregistered Securities, with

all unmatured coupons

appertaining thereto, in respect
of which a mandatory sinking fund payment is to be made and (2) may apply as a credit Securities of such series or Tranche

that have been redeemed either

at the election of

the Company pursuant to the

terms of
such Securities or

through the application

of permitted optional

sinking fund payments

pursuant to the

terms
of such Securities, in each case

in satisfaction of all or any part

of any sinking fund payment with

respect

to the Securities of such series required to

be made pursuant to the terms of

such Securities as provided for
by the

terms of

such series,

provided that

such Securities

have not

been previously

so credited.

Such
Securities shall be received and credited for

such purpose by the Trustee at the Redemption

Price specified
in such Securities

for redemption through

operation of the

sinking fund and

the amount of

such sinking
fund payment shall be reduced accordingly.
Section 1203.

Redemption of Securities

for Sinking Fund.

Not less than

45 days prior

to each
sinking fund payment date

for any series of

Securities, or any Tranche

thereof, the Company will

deliver
to the Trustee an Officer’s Certificate specifying the amount of the next ensuing sinking fund payment for that series or Tranche pursuant

to the terms of

that series, the portion

thereof, if any, which is to

be satisfied
by payment of

cash and

the portion

thereof, if

any, which

is to

be satisfied

by delivering and

crediting
Securities of that series pursuant

to
Section 1202

and will also deliver to

the Trustee any Securities

to be
so delivered. If the Company has not

delivered such Officer’s Certificate and,

to the extent applicable, all
such Securities, the next

succeeding sinking fund

payment for such series

or Tranche shall be made

entirely
in cash

in the

amount of

the mandatory sinking

fund payment. Not

less than

30 days

before each

such
sinking fund payment date

the Trustee shall

select the Securities

to be redeemed upon

such sinking fund
payment date in

the manner specified

in
Section 1103

and cause notice

of the redemption

thereof to be
given in the

name of and

at the expense

of the Company

in the manner

provided in
Section 1104 . Such
notice having been duly given, the redemption

of such Securities shall be made upon

the terms and in the
manner stated in Sections 1105

and
1106 .
ARTICLE XIII

REPAYMENT

OF SECURITIES AT OPTION OF HOLDERS
Section 1301.

Applicability of

Article.

Securities of

any series

or Tranche

that are

repayable
before their Stated Maturity at the option of

the Holders shall be repayable in accordance with their

terms
and (except

as otherwise

specified as

contemplated by
Section 301

for Securities

of any

series) in
accordance with this Article.
Section 1302.

Notice of

Repayment Date.

Notice of

any Repayment

Date with

respect to
Securities of any series or

Tranche thereof shall be

given by the Company not less

than 45 nor more than
60 days prior to

such Repayment Date (or

at such other times

as may be specified

for such repayment or
repurchase pursuant

to
Section 301

of this

Indenture) to

each Holder

of Securities

of such

series in
accordance with Section 106 .
The notice as to the Repayment Date shall state (unless otherwise specified for such repayment or repurchase pursuant to Section 301

of this Indenture):
1.

the Repayment Date, which

date shall be no earlier

than 30 days and no

later than 60
days from the date on which such notice is mailed;
2.

the principal amount of

the Securities required to

be repaid or repurchased

and the
Repayment Price (or the formula pursuant to which

the Repayment Price is to be determined if

the
Repayment Price cannot be determined at the time the notice is given);
3.

the place or

places where such Securities

are to be

surrendered for payment of

the
Repayment Price,

and accrued

interest, if

any, and

the date

by which

Securities must

be so
surrendered in order to be repaid or repurchased;
4.

that any

Security not

tendered or

accepted for

payment shall

continue to

accrue
interest;

5.

that, unless the

Company defaults in

making such payment or

the Paying Agent

is
prohibited from

paying such

money to

the Holders

on that

date pursuant

to the

terms of

this
Indenture, Securities accepted for payment pursuant to any such offer of repayment or repurchase
shall cease to accrue interest after the Repayment Date;
6.

that Holders electing to

have a Security repaid

or purchased pursuant to

such offer
may elect to have all or any portion of such Security purchased;
7.

that Holders electing to have a

Security repaid or repurchased pursuant to any such
offer shall be required to surrender the Security, with

such customary documents of surrender and
transfer as

the Company

may reasona

bly request,

duly completed,

or transfer

by book-entry
transfer, to

the Company or

the Paying Agent

at the

address specified in

the notice at

least two
Business Days prior to the Repayment Date;
8.

that Holders shall

be entitled to withdraw

their election if

the Company or

the Paying
Agent, as the case

may be, receives,

not later than the

expiration of the offer

to repay or repurchase,
a telegram,

facsimile transmission

or letter

setting forth

the name

of the

Holder, the

principal
amount of

the Security

the Holder

delivered for

purchase and

a statement

that such

Holder is
withdrawing its election to have such Security purchased;
9.

that, in the case of a repayment or repurchase of less than all Outstanding Securities of a series or Tranche thereof, the method of selection of

Securities to be repaid or repurchased to
be applied

by the

Trustee if

the principal

amount of

properly tendered

Securities exceeds

the
principal amount of the Securities to be repaid or repurchased;
10.

that Holders whose Securities are

purchased only in part shall be issued new
Securities of

the same

series or

Tranche thereof

equal in

principal amount

to the

unpurchased
portion of the Securities surrendered (or transferred by book-entry transfer); and
11.

the CUSIP

or other

identification number,

if any,

printed on

the Securities

being
repurchased and that no representation

is made as to the

correctness or accuracy of the

CUSIP or
other identification number, if any, listed in such notice or printed on the Securities.
Section 1303.

Securities Payable on Repayment Date.

The form of option to elect repurchase or
repayment having been delivered as specified

in the form of Security for such

series, the Securities of such
series or Tranche so to be repaid (after application of the method of selection described pursuant to clause
(9) of Section 1302
, if the principal amount

of properly tendered Securities exceeds the

principal amount
of the Securities to be repaid

or repurchased) shall, on the

Repayment Date, become due

and payable at the
Repayment Price

applicable thereto

and from

and after

such date

(unless the

Company defaults

in the
payment of the

Repayment Price and

accrued interest) such

Securities shall cease

to bear interest.

Upon
surrender of any such

Security for repayment in

accordance with said notice,

such Security shall be

paid by
the Company

at the

Repayment Price

together with

accrued interest,

if any,

to the

Repayment Date;
provided, however, that if

a Security is repaid or

repurchased on or after a Record

Date but on or prior

to
the Stated Maturity of any installments

of interest, then any accrued and

unpaid interest due on such Stated
Maturity shall be

payable to the

Holders of such

Securities, or one

or more Predecessor

Securities, registered
as such at the close of business on the

relevant Record Dates according to their terms

and the provisions of
Section 307 .
If any Security is not paid upon surrender thereof for repayment, the principal

(and premium, if any) shall,
until paid, bear interest from the Repayment Date at the rate prescribed therefor in such Security.

Section 1304.

Securities Repaid in Part.

Any Security that by its terms may be repaid in part at
the option of the Holder and that is to be repaid only

in part shall be surrendered at any office or agency of
the Company designated for that

purpose pursuant to
Section 1002

(with, if the Company

or the Trustee so
requires, due endorsement by, or

a written instrument of transfer in form satisfactory to

the Company and
the Trustee duly executed by, the Holder thereof or his or her attorney duly authorized in writing), and the
Company shall execute,

and the Trustee

shall authenticate and

deliver to the

Holder of such

Security without
service charge, a

new Security or

Securities of the

same series, as

provided in
Section 305
, of any

authorized
denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the
unrepaid portion of the principal of the Security so surrendered.
ARTICLE XIV

MISCELLANEOUS
Section 1401.

Trust Indenture

Act Controls.

If any provision of

this Indenture limits, qualifies
or conflicts with

the duties imposed

by Trust Indenture Act
Section 318(c)
, the imposed

duties shall control.
Section 1402.

Force Majeure.

In no event

shall the Trustee

be responsible or

liable for any

failure
or delay in the

performance of its obligations under

this Indenture arising out of

or caused by,

directly or
indirectly, forces

beyond its

reasonable control,

including, without

limitation, strikes,

work stoppages,
accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of
God, and interruptions, loss or malfunctions of utilities, communications or computer (software or hardware) services.
Section 1403.

No Adverse Interpretation of Other Agreements.

This Indenture may not be used
to interpret any other indenture, loan or debt agreement of the Company or of any other Person. Any such
indenture, loan or debt agreement may not be used to interpret this Indenture.
Section 1404.

Severability.

In case any provision

in this Indenture or

in the Securities shall

be
invalid, illegal or unenforceable, the validity,

legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
Section 1405.

Counterpart Originals.

The parties

may sign

any number of

copies of

this
Indenture which,

when taken

together, shall

constitute one

instrument. Each

signed copy

shall be

an
original, but all of

them together represent the same

agreement. The exchange of copies

of this Indenture
and of signature pages

by facsimile or PDF

transmission shall constitute effective execution

and delivery
of this Indenture as to the parties hereto and may be used in lieu of the original Indenture for all purposes.
Signatures of

the parties

hereto transmitted

by facsimile

or PDF

shall be

deemed to

be their

original
signatures for all purposes.
Section 1406.

Table of

Contents, Headings, etc.

The Table of

Contents, Cross-Reference Table
and headings of the Articles

and Sections of this Indenture

have been inserted for convenience

of reference
only, are not to be considered

a part of this

Indenture and shall in

no way modify

or restrict any of

the terms
or provisions hereof.
Section 1407.

U.S.A. Patriot

Act
.

The parties

hereto acknowledge

that in

accordance with
Section 326 of the

U.S.A. Patriot Act, the

Trustee, like all

financial institutions and in order

to help fight
the funding of

terrorism and money laundering,

is required to

obtain, verify,

and record information

that
identifies each person or

legal entity that establishes

a relationship or opens

an account with the

Trustee.
The parties to

this Indenture agree

that they will

provide the Trustee with

such information as

it may request
in order for the Trustee to satisfy the requirements of the U.S.A. Patriot Act.

IN WITNESS WHEREOF, the

parties hereto have caused this Indenture to be duly executed,

and
their respective corporate seals to be hereunto affixed and attested, all as of the date first above written.
CORE MOLDING TECHNOLOGIES, INC.

By

[__________________]

[_______________], as Trustee

By

[__________________]